As filed with the Securities and Exchange Commission on April 28, 2014

Registration No. 333-164147

811-7711

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 5

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT Q

(formerly, John Hancock Variable Annuity Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

Thomas J. Loftus, Esquire
John Hancock Life Insurance Company (U.S.A.)
38500 Woodward Avenue	601 Congress Street
Bloomfield Hills, Michigan 48304	Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2014, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Annuity Insurance Contracts

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Revolution Value Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2014

This Prospectus describes interests in the Revolution Value deferred payment Variable Annuity Contracts that were previously issued by John Hancock Life Insurance Company (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, “we,” “us,” “our,” or “the Company” refers to John Hancock USA.

This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the “Separate Account”). Each Subaccount invests in one of the following Portfolios that corresponds to a Variable Investment Option we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	M FUND, INC. M Capital Appreciation Fund[2] M International Equity Fund[2] M Large Cap Growth Fund[2] M Large Cap Value Fund[2,3]
500 Index Trust B	Mid Cap Index Trust
Active Bond Trust	Mid Cap Stock Trust
Blue Chip Growth Trust	Mid Value Trust
Capital Appreciation Trust	Money Market Trust B
Equity-Income Trust	Real Estate Securities Trust
Financial Services Trust	Short Term Government Income Trust
Fundamental All Cap Core Trust	Small Cap Growth Trust
Global Bond Trust	Small Cap Index Trust[1]
Health Sciences Trust	Small Cap Value Trust
High Yield Trust	Total Bond Market Trust B
International Equity Index Trust B	Total Return Trust
International Value Trust	Total Stock Market Index Trust
Lifestyle Balanced MVP

[1]	Not available for Contracts issued after April 30, 2003.
[2]	Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.
[3]	Formerly M Business Opportunity Value Fund.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 824-0335	Mailing Address P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

0414:RVAVIP	Revolution Value 2014

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and its Maturity Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the service office, 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Period: The period when we make annuity payments to you following the Maturity Date.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock Life Insurance Company (U.S.A.).

Contract: The Variable Annuity contract described by this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of the Company’s assets other than assets in its Separate Account or any other separate account that it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. We may refer to the Owner in this Prospectus as “you.”

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in a Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account Q. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount: A separate division of the Separate Account.

Surrender Value: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of the Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust or in a corresponding Portfolio of M Fund, Inc. (we refer to the John Hancock Variable Insurance Trust and M Fund, Inc. as the “Series Portfolios.”) The Series Portfolios are so-called “series” type mutual funds registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

For amounts you do not wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract Value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a “market value adjustment.”

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to the John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you would have been issued a group certificate. If that is the case, the word “Contract” as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

Section 403(b) Plans. If you purchased this Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (i) we receive the Additional Purchase Payment for the Contract directly from the Section 403(b) Plan through your employer, the 403(b) Plan’s administrator, the 403(b) Plan’s sponsor or in the form of a transfer acceptable to us; (ii) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”);

and (iii) unless contained in an Information Sharing Agreement, we have received a written determination by your employer, the 403(b) Plan administrator or the 403(b) Plan sponsor that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

For more information regarding Section 403(b) Plans, please see “IX. Federal Tax Matters – Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. You should review your Contract, or contact the Annuities Service Center, for additional information. You should disregard all references in the Prospectus to benefits that are not available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering Contract. The first table describes the fees and expenses that you paid at the time that you bought the Contract as well as the fees and expenses you pay when you make Additional Purchase Payments under the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses[1]	Revolution Value
Withdrawal Charge (as % of amount withdrawn or surrendered)[2]	7% for the 1st year 6% for the 2nd year 5% for the 3rd year 4% for the 4th year 3% for the 5th year 2% for the 6th year 1% for the 7th year 0% thereafter
Maximum transfer charge[3]	$25

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.
[2]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.
[3]

This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you pay periodically during the time you own the Contract. This table does not include fees and expenses paid at the Portfolio level.

Revolution Value Variable Annuity
Maximum Annual Contract Fee[1]	$50
Current Annual Contract Fee[2]	$30
Separate Account Annual Expenses (as a percentage of Contract Value in the Variable Investment Options)[3]
Asset-Based Charge[4]	1.25%
Optional Benefit Rider Charges (as a percentage of your Contract’s total value unless otherwise stated)[5]
Accumulated Value Enhancement (“CARESolutions Plus”) Rider (as a percentage of your initial Purchase Payment)[6]	Maximum: 1.00% Current: 0.35%
Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	0.25%
Enhanced Death Benefit Rider[7]	0.25%
Guaranteed Retirement Income Benefit Rider[8]	0.30%
Waiver of Withdrawal Charge (“CARESolutions”) Rider[9]	0.10%

[1]	This charge is not currently imposed, and would only apply to Revolution Value Contracts of less than $50,000.
[2]

This charge applies only to Revolution Value Variable Annuity Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

[3]

We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options or in the guarantee rate account under our dollar-cost averaging value program.

[4]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[5]	Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.
[6]

This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

[7]	In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.
[8]	This Rider is not available for Contracts issued after April 30, 2004.
[9]	The charge is shown as a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2013)	Minimum	Maximum

Range of expenses that are deducted from Portfolio assets, including management fees and other expenses	0.25%	1.12%

Examples

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract with the following optional benefit Riders: Waiver of Withdrawal Charge Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value – maximum Portfolio-level total operating expenses

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,061	$1,749	$2,447	$4,418
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$431	$1,300	$2,178	$4,418

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value – minimum Portfolio-level total operating expenses

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$784	$925	$1,092	$1,808
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$154	$479	$827	$1,808

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. Basic Information

What is the Contract?

The Contract is a deferred payment Variable Annuity contract. An “annuity contract” provides a person (known as the “Annuitant” or “payee”) with a series of periodic payments. Because this Contract is also a “deferred payment” contract, the annuity payments will begin on a future date, called the Contract’s Maturity Date. Under a “variable annuity” contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity was provided under a master group contract, the term “Contract” as used in this Prospectus refers to the certificate you were issued and not to the master group contract.

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract’s date of issue.

Who owns the Contract?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we’ve assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

Is the Owner also the Annuitant?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant’s lifetime. We may have permitted you to name another person as Annuitant if that person met our underwriting standards.

How can I invest money in a Contract?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale; however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract Value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

Minimum Initial Purchase Payment	Minimum Additional Purchase Payment	Minimum Direct Deposit Additional Purchase Payment
$5,000	$200	$100

Currently, we do not enforce these minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in Good Order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within five (5) Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Limits on Additional Purchase Payments

You can make Additional Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1 million. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date, until the age limit shown below:

If your Contract is used to fund	You may not make any Purchase Payments after the Annuitant reaches age
A Qualified Plan	70 1/2[1]
A Non-Qualified Plan	85

[1] Except for a Roth IRA, which has an age limit of 85.

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check must be:

•	drawn on a U.S. bank;

•	drawn in U.S. dollars; and

•	made payable to “John Hancock” and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we credit it to your Contract on the next Business Day. We will promptly return any Purchase Payment not in Good Order.

We will not accept credit card checks or money orders. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

How will the value of my investment in the Contract change over time?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolios of the Variable Investment Options you select and/or upon the interest we credit on each Fixed Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract’s investment Portfolios. Although a Portfolio may invest in other underlying portfolios, you will not have the ability to make those investment decisions. You (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by us or by other life insurance companies, before submitting an Additional Purchase Payment if you would prefer a broader range of investment options.

Fixed Investment Options

The amount you’ve invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, “surrender” or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This “market value adjustment” (or “MVA”) imposes investment risks on you. We describe how the market value adjustments work in “Calculation of Market Value Adjustment (“MVA”).”

What annuity benefits does the Contract provide?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your choices that are in effect on the Maturity Date.

You should carefully review the discussion under “VIII. The Annuity Period” for information about all of these choices you can make.

To what extent can John Hancock USA vary the terms and conditions of the Contracts?

State Insurance Law Requirements

Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances resulted in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the “Variations in Charges or Rates for Eligible Classes” section of this Prospectus.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used, if any; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

How can I change my Contract’s Investment Options?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) into which your Purchase Payments were allocated. You may change this investment allocation for future Investment Options to which your Purchase Payments will be allocated at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the Accumulation Period. For limits imposed during the Annuity Period, please see “Choosing Fixed or Variable Annuity Payments” in “VIII. The Annuity Period.”

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Investment Options, subject to the restrictions set forth below. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

We do not impose a charge for transfer requests under your Contract.

Frequent Transfer Restrictions. Variable investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract.

Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to any of our dollar-cost averaging programs, or our Asset Rebalancing program; (b) transfers from a Fixed Investment Option at the end of its fixed investment period; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described below). Under the Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market B Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market B Investment Option. If such a transfer to the Money Market B Investment Option is made, for a 30- day period after such transfer a Contract Owner may not make any subsequent transfers from the Money Market B Investment Option to another Variable Investment Option. We apply the Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract’s Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust and M Fund, Inc. upon request, which they may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Until the close of business on July 1, 2014, you may transfer amounts out of the Lifestyle Balanced MVP into one or more other Investment Options available under your Contract with no charge, and the transfer will not count against the number of permitted transfers.

During the Annuity Period, you may not make any transfer that would result in more than four Investment Options being used at once. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Procedure for Transfers among Investment Options

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone. All transfer requests should be directed to the Annuities Service Center. Your request should include:

•	your name;

•	daytime telephone number;

•	Contract number;

•	the names of the Investment Options to and from which assets are being transferred;

•	the amount of each transfer;

•	your signature and date of the request.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar-Cost Averaging Programs

Under our standard dollar-cost averaging program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the standard dollar-cost averaging program:

•	you may change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

•	you may discontinue the program at any time;

•	the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

•	automatic transfers to or from Fixed Investment Options are not permitted under this program; and

•	the program will automatically terminate after the Maturity Date when payments from one of our Annuity Options begin.

We reserve the right to suspend, modify or terminate the program at any time.

Under our dollar-cost averaging value program, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the “DCA rate account.” For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

•	that your deposit should be allocated to this program;

•	the Variable Investment Options to which assets will be transferred; and

•	the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

The dollar-cost averaging programs allow investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging programs do not guarantee profits or prevent losses in a declining market and require regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging programs do not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in either dollar-cost averaging program, you may obtain an authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the dollar-cost averaging programs at any time.

You should consult with your financial advisor to assist you in determining whether a dollar-cost averaging program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include all Contract Value in your Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the dollar-cost averaging program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

What fees and charges will be deducted from my Contract?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or withdrawals. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios’ prospectuses.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts’ other fees and charges, or that our revenues from such other sources will be less than expected. We deduct the asset-based administrative services charge daily for administrative and clerical services that the Contracts require us to provide. The rate of the mortality and expense risks and administrative services charges cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract’s total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. Some people refer to this charge as a “contingent deferred withdrawal load.” We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

Here’s how we determine the charge: In any Contract Year after the first, you may withdraw, free of charge, up to 10% of the difference between:

•	the Purchase Payments made prior to the beginning of the Contract Year; and

•	any withdrawals made prior to the beginning of the Contract Year.

We refer to this amount as the free Withdrawal Amount. However, if the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

Withdrawal Charge

(as percentage amount withdrawn or surrenders) 1

First Year	7%
Second Year	6%
Third Year	5%
Fourth Year	4%
Fifth Year	3%
Sixth Year	2%
Seventh Year	1%
Thereafter	0%

[1]

This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

Free withdrawal amounts: If you have any earnings in your Contract, you can always withdraw those earnings without any withdrawal charge. By “earnings,” we mean the amount by which your Contract’s total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn’t have any earnings (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

Here’s how we determine and deduct the charge: If the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free Withdrawal Amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been “withdrawn” under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the Withdrawal Amount comes from Investment Option “A” and 40% from Investment Option “B,” then we deduct 60% of the withdrawal charge from Investment Option “A” and 40% from Investment Option “B.” If any such option has insufficient remaining value to cover the charge, we deduct any shortfall from all of your other Investment Options, pro rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

When withdrawal charges don’t apply: We don’t assess a withdrawal charge in the following situations:

•	on amounts applied to an Annuity Option at the Contract’s Maturity Date or to pay a death benefit;

•	on certain withdrawals if you have elected a Rider that waives the withdrawal charge; or

•

on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans, with respect to this Contract only. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

Optional Benefit Rider Charges (as a percentage of your Contract’s total value unless otherwise stated)[1]
Accumulated Value Enhancement (“CARESolutions Plus”) Rider (as a percentage of your initial Purchase Payment)[2]	Maximum: 1.00% Current: 0.35%
Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	0.25%
Enhanced Death Benefit Rider[3]	0.25%
Guaranteed Retirement Income Benefit Rider[4]	0.30%
Waiver of Withdrawal Charge (“CARESolutions”) Rider[5]	0.10%

[1]	Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.
[2]

This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

[3]	In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.
[4]	This Rider is not available for Contracts issued after April 30, 2004.
[5]	The charge is shown as a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.

How can I withdraw money from my Contract?

Surrenders and Withdrawals

Prior to your Contract’s Maturity Date, if the Annuitant is living, you may:

•	surrender your Contract for a cash payment of its “Surrender Value”; or

•	make a withdrawal of a portion of your Surrender Value.

The Surrender Value of a Contract is the Contract Value minus the annual Contract fee and any applicable premium tax. We determine the amount surrendered or withdrawn as of the date we receive your request in Good Order at the Annuities Service Center. Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under “IX. Federal Tax Matters.” Among other things, if you make a full surrender or withdrawal from your Contract before you reach age 59 1/2, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the withdrawal.

We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a withdrawal becomes effective at the close of the Business Day in which we receive it in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in Good Order, after the close of a Business Day, it will become effective at the end of the next Business Day.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which is subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets;

•	pursuant to SEC rules, the Money Market B Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “IX. Federal Tax Matters”). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “IX. Federal Tax Matters – Other Qualified Plans”).

We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Waiver of Withdrawal Charge Rider

You may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The “covered persons” under the Rider are the Owner and the Owner’s Spouse, unless the Owner is a trust. If the Owner is a trust, the “covered persons” are the Annuitant and the Annuitant’s Spouse.

Under this Rider, we waive withdrawal charges on any withdrawals, if all the following conditions apply to a “covered person”:

•	a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;

•	such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

•	the covered person’s confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. In FL, the Rider does not provide a waiver of withdrawal charges if a covered person has been diagnosed with a critical illness. The waiver of withdrawal charge Rider in FL does provide benefits if a covered person satisfies the three conditions listed above, subject to the terms and conditions of this benefit.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years (79 for Contracts issued in NY) or (2) in most states, if either of the covered persons was confined to a nursing home within the two years preceding your application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract’s Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

If you purchased this Rider, you and your immediate family may have had access to a national program of eldercare services, including access to a list of long-term care providers who provide special discounts. This benefit is no longer available with the Rider.

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters.” For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as “CARESolutions.”

There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., “Variations in Charges or Rates for Eligible Classes”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See “How will the value of my investment in the Contract change over time?” and “What fees and charges will be deducted from my Contract?” The same tax consequences that apply to other withdrawals also generally apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose a maximum Withdrawal Amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see “IV. Basic Information – Telephone and Electronic Transactions.”

What happens if the Owner or Annuitant dies before my Contract’s Maturity Date?

Death Benefits – In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract’s Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

If you die before annuity payments have begun:

•

If the Contract’s designated Beneficiary is your surviving Spouse, your Spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See “X. Other Information – Spouse.” In that case:

•	we will not pay a death benefit but your Contract Value will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

•

under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your Spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.

•

If the Beneficiary is not your surviving Spouse or if the Beneficiary is your surviving Spouse but chooses not to continue the Contract, the “entire interest” (as discussed below) in a Contract on the date of your death must be:

•	paid out in full within five years of your death; or

•

where the Beneficiary is an individual, applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your “entire interest” in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an Earnings Enhancement Death Benefit Rider is then in force, the “entire interest” in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the “entire interest” equals:

•	the Surrender Value if paid out in full within five years of your death; or

•

where the Beneficiary is an individual, your Contract Value applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

You should review your Contract carefully to determine the “entire interest” that will be distributed upon an Owner’s death.

If you die on or after annuity payments have begun, any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

Notice of the death of an Owner or Annuitant should be furnished promptly to the John Hancock Annuities Service Center.

Death benefits following death of Annuitant. Our payment of the “standard” death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

•	If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner’s death and the Annuitant’s death.

•

If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.

•

If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the Annuitant’s death.

•

If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.

In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant’s death. You should review your Contract carefully to determine when a “standard” death benefit is payable.

We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see “IV. Basic Information – What fees and charges will be deducted from my Contract? – Asset-Based Charges”).

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard death benefit. The standard death benefit under the Contracts is the greater of:

•	your Contract Value, adjusted by any then-applicable market value adjustment; or

•	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders. We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered an “Enhanced” Death Benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an “Earnings Enhancement” Death Benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The “Earnings Enhancement” Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans. We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Value.

We calculate the death benefit value as of the day we receive in Good Order at the Annuities Service Center:

•	proof of death before the Contract’s date of maturity; and

•	any required instructions as to method of settlement.

We will generally pay the death benefit in a “lump sum” under our current administrative procedures to the Beneficiary you chose, unless:

•	the death benefit is payable because of the Owner’s death, the designated Beneficiary is the Owner’s Spouse, and he or she elects to continue the Contract in force; or

•

an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under “Annuity Options.”

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “IV. Basic Information – How can I withdraw money from my Contract?”). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under “Annuity Options.”

What other optional benefits may have been available when I purchased a Contract?

Accumulated Value Enhancement Benefit

If you elected this benefit when you purchased a Contract, we will make a contribution to the Contract Value on a monthly basis if the covered person (who must be an Owner and the Annuitant):

•	is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and

•	is receiving certain qualified services described in the Rider.

The amount of the contribution (called the “Monthly Benefit”) is shown in the specifications page of the Contract. However, the benefit contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the Contract Value can be increased by this benefit (the “benefit limit”). The Rider must be in effect for 7 years before any increase will occur.

You could elect this benefit only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock USA and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See “Limits on Purchase Payments” for a general description of other Purchase Payment limits under the Contract.)

You could not have elected this Rider unless you also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider terminates if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the Contract Value falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge terminates when the Rider terminates.

If you choose to continue the Rider after the Contract’s Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may have been referred to as “CARESolutions Plus.” The Rider was not available in FL, ND, NY and OR.

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters” in this Prospectus.

Guaranteed Retirement Income Benefit

(Applicable only to Contracts issued before May 1, 2004 that may have been issued with the Guaranteed Retirement Income Benefit Rider)

Under this Rider, we guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

•	The Maturity Date must be within the 30 day period following a Contract Anniversary.

•

If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant’s 60th birthday and on or before the Annuitant’s 90th birthday.

•

If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant’s 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our “Option A: Life Annuity with Payments for a Guaranteed Period” described below under “Annuity Options.” The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant’s age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this Annuity Option to be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market B Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) are only applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we apply the higher amount to the Annuity Option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you’ve held your Contract for 10 years, you can terminate the Rider by written request.

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

V. General Information about Us, the Separate Account and the Portfolios

The Company

We are a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. We redomesticated under the laws of Michigan on December 30, 1992. We are authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. We also have an Annuities Service Center at 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Our ultimate parent is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the death benefit and fixed Annuity Options. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Account

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account Q.

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce Contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these Contracts.

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Life Insurance Company (U.S.A.) Separate Account Q. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Life Insurance Company (U.S.A.) Separate Account Q under Massachusetts law. The Separate Account’s assets, including the Portfolios’ shares, belong to John Hancock USA. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contract cannot be reached by any other persons who may have claims against the Company.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; or to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Account with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust or in shares of a corresponding Portfolio of M Fund, Inc.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The John Hancock Variable Insurance Trust and M Fund, Inc. are each a so-called “series” type mutual fund and each is registered under the 1940 Act as an open-end management investment company.

All of the Portfolios are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The NAV class shares of a Portfolio are based upon the expense ratios of the Portfolio’s Series I shares for the year ended December 31, 2013, adjusted to reflect the absence of any Rule 12b-1 fee.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.

Fund of Funds

The John Hancock Variable Insurance Trust’s Lifestyle Balanced MVP is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Variable Insurance Trust’s Lifestyle Balanced MVP contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced MVP.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Davis Selected Advisers, L.P.
Financial Services Trust Series NAV	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

Declaration Management & Research LLC
Total Bond Market Trust B Series NAV	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust Series NAV	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2] Series NAV	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.

Jennison Associates LLC
Capital Appreciation Trust Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental All Cap Core Trust Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.

Short Term Government Income Trust Series NAV	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities, or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B Series NAV	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[3] and securities that as a group will behave in a manner similar to the Index.

Mid Cap Index Trust Series NAV	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P Midcap 400® Index[3] and securities that as a group behave in a manner similar to the Index.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Money Market Trust B Series NAV

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market B Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market B Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market B Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market B Portfolio is not sufficient to offset the Contract’s expense deductions.

Small Cap Index Trust[4] Series NAV	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[5] and securities that will as a group behave in a manner similar to the Index.

Total Stock Market Index Trust Series NAV	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[6] and securities that as a group will behave in a manner similar to the Index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Lifestyle Balanced MVP Series NAV	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Pacific Investment Management Company LLC
Global Bond Trust Series NAV	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Total Return Trust Series NAV	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

SSgA Funds Management, Inc.
International Equity Index Trust B Series NAV	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[7] or American Depository Receipts or Global Depository Receipts representing such securities.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust Series NAV	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Equity-Income Trust Series NAV	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Health Sciences Trust Series NAV	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

Mid Value Trust Series NAV	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Templeton Investment Counsel, LLC
International Value Trust[8] Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests at least 85% of its net assets in foreign (non-U.S.) equity securities.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Wellington Management Company, LLP
Mid Cap Stock Trust Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Small Cap Growth Trust Series NAV	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust Series NAV	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Western Asset Management Company
High Yield Trust[9] Series NAV	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.

M FUND, INC.10

(M Financial Investment Advisers, Inc. is the Portfolio’s adviser. We show the Portfolio’s manager

(i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.)

Northern Cross, LLC
M International Equity Fund Series NAV	Seeks to provide long-term capital appreciation.

DSM Capital Partners LLC
M Large Cap Growth Fund Series NAV	Seeks to provide long-term capital appreciation.

Frontier Capital Management Company, LLC
M Capital Appreciation Fund Series NAV	Seeks to provide maximum capital appreciation.

AJO, LP (Aronson Johnson Ortiz)
M Large Cap Value Fund Series NAV	Seeks to provide long-term capital appreciation.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[3]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2014, the market capitalizations of companies included in the S&P 500® Index ranged from $3.1 billion to $473.5 billion, and as of February 28, 2014, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $1 billion to $16.5 billion.

[4]	The Small Cap Index Trust is not available for Contracts issued after April 30, 2003.

[5]

“Russell 3000”, “Russell 2000”, “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2014, the market capitalizations of companies included in the Russell 3000® Index ranged from less than $1 million to $494 billion, and the Russell 2000® Index ranged from less than $1 million to $7.9 billion. As of February 28, 2014, the lowest market capitalization of companies included in the Russell 1000® Value Index was $1 billion, and as of February 28, 2014, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $1 billion to $28.4 billion.

[6]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2014, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1.0 million to $473.5 billion.

[7]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2014, the market capitalization range of the Index was $847 million to $262 billion.

[8]	The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[9]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[10]	Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

VI. Information About Fixed Investment Options

In General

All of John Hancock USA’s general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, other than the DCA rate account used with our dollar-cost averaging value program, we have established a “non-unitized” separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate of the Fixed Investment Option you selected, provided that you don’t surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

How the Fixed Investment Options Work

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to a Money Market B Variable Investment Option under your Contract, unless you elect to:

•	withdraw all or a portion of any such amount from the Contract;

•	allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

•	allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract’s Maturity Date, your Maturity Date will automatically be changed to the Annuitant’s 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment (“MVA”)

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option (other than the DCA rate account used with our dollar-cost averaging value program) prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

•	death benefits pursuant to your Contract (not applicable to Contracts issued in NY);

•	amounts you apply to an Annuity Option; and

•	amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

•	the guaranteed rate of the Fixed Investment Option from which the assets are being taken with

•	the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than  1/2% ( 1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract’s value.

If the first rate does not exceed the second by at least  1/2% ( 1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract’s value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the MVA appear in Appendix A.

Limitation on Market Value Adjustments

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

VII. The Accumulation Period

Your Value in Our Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases “accumulation units” of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction divided by value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under “Variable Investment Option Valuation Procedures.”)

Therefore, at any time prior to the Maturity Date, the portion of the Contract Value in any Variable Investment Option can be computed according to the following formula:

number of accumulation units in the applicable Variable Investment Option multiplied by value of one accumulation unit for the Variable Investment Option at that time

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

Your Value in the Fixed Investment Options

On any date, the total value of your Contract in a Fixed Investment Option equals:

•	the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, minus

•	the amount of any withdrawals or transfers paid out of the Fixed Investment Option, minus

•	the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus

•	the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

•	the amount of any charges and fees deducted from that Fixed Investment Option, plus

•	interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger co-Annuitant.

Maturity Date

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

•	at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

•	no later than the maximum age specified in your Contract (normally age 95; in NY it’s the later of age 90 or 10 years after the date we issued your Contract).

Subject to these requirements, you may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see “IX. Federal Tax Matters”). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

Notice of Maturity Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you fail to verify this information, or if you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default Annuity Option A – a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options” below.

Choosing Fixed or Variable Annuity Payments

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for each Variable Investment Option.

We generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we divide your Contract Value pro rata among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), based on the amount of the total value of your Contract that you have in each.

We make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date before we apply such amounts to an Annuity Option. We also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: “Life Annuity with Payments for a Guaranteed Period” for a 10 year period (discussed under “Annuity Options”).

Prior to the Maturity Date, you may select a different Annuity Option. However, if your Contract Value on the Maturity Date is less than $5,000, you may only select Option A: “Life Annuity with Payments for a Guaranteed Period” for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

•	you have not made an election prior to the Annuitant’s death;

•	the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

•	the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here’s how it works:

•

We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

•	If that actual net investment return exceeds the “assumed investment rate” (explained below), the current monthly payment will be larger than the previous one.

•	If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Transfers During the Annuity Period

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to the Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.

We then multiply the result by the greater of:

•	the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

•	the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

Option A - Life Annuity with Payments for a Guaranteed Period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with Qualified Plans, including IRAs, provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

Option B - Life Annuity without Further Payment on Death of Payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

Option C - Joint and Last Survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee’s life and the life of the payee’s Spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

Option D - Joint and 1/2 Survivor; or Joint and 2/3 Survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee’s life and the life of the payee’s Spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

Option E - Life Income with Cash Refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee’s life. Upon the payee’s death, we will provide a contingent payee with a lump sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump sum payment, if any, will be for the balance.

Option F - Income for a Fixed Period - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

Option G - Income of a Specific Amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both Fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

•	Option A: “Life Annuity with Payments for a Guaranteed Period” for the 5 year period and

•	Option B: “Life Annuity without Further Payment on Death of Payee.”

IX. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal using the Contract Value. See “IV. Basic Information – What other optional benefits may have been available to me under a Contract?” for a description of the optional benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “IV. Basic Information – How can I invest money in a Contract?” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “IV. Basic Information – How can I invest money in a Contract?” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information - What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Other Qualified Plan Type
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information - What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “IV. Basic Information – What other optional benefits may have been available when I purchased a Contract?” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to January 1, 2009;

•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;

•	The retirement plan is not subject to Title 1 of ERISA; and

•	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

X. Other Information

Assignment; Change of Owner or Beneficiary

To qualify for favorable tax treatment, certain Contracts cannot be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. Before requesting a change of ownership or making an assignment of your Contract, however, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

You chose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

•	the rights of any assignees of record; and

•	certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See “IX. Federal Tax Matters” above. Therefore, you should consult a competent tax advisor before taking any such action.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Some states require that partners to civil unions and domestic partnerships receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

Voting Privileges

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

Changes to the Separate Account

We reserve the right, subject to applicable law, including any required shareholder approval:

•

to transfer assets from the Separate Account to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Account with proper adjustments to avoid odd lots and fractions;

•	to add or delete Variable Investment Options;

•	to change the underlying investment vehicles;

•	to operate the Separate Account;

•	in any form permitted by law; and

•	to terminate the Separate Account’s registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may reduce or eliminate the amount of charges and deductions of some Contracts where permitted by state law. The affected Contracts involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates is determined by us based upon such factors as the following:

•	the size of the initial Purchase Payment;

•	the size of the group or class;

•	the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments were remitted;

•

the nature of the group or class for which the Contracts were being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

•	the purpose for which the Contracts were being purchased and whether that purpose made it likely that the costs and expenses would be reduced; or

•	the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We made any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract was approved. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. Any variation in charges or rates will reflect differences in costs and services and will not be unfairly discriminatory to the interests of any Owner.

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who were appointed by us to act as our insurance agents. Signator Investors, Inc. (“Signator”), a subsidiary of ours, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may continue to pay compensation to broker-dealers in connection with the promotion or servicing of the Contracts. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution and servicing of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We may also continue to pay commissions or overrides to a limited number or affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Statement of Additional Information

Our Statements of Additional Information (SAI) provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the SAI with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current SAI without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the SAI and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the SAI below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H)

Statement of Additional Information

General Information And History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Additional Information On Section 403(B) Plans Or Tax-Sheltered Annuities
Additional Information On Deferred Compensation Plans Of State And Local Governments And Tax-Exempt Organizations
Calculation Of Annuity Payments
Calculation of Annuity Units
Annuity Unit Values
Mortality Tables
Additional Information About Determining Unit Values
Net Investment Rate
Adjustment of Units and Values
Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values
Purchases And Redemptions Of Portfolio Shares
The Separate Account
Liability For Telephone Transfers
Voting Privileges
Legal And Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statement of Additional Information also contains the Company’s financial statements for the years ended December 31, 2013 and 2012, and its Separate Account financial statements for the year ended December 31, 2013 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2013, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

APPENDIX A: Details About Our Fixed Investment Options

Investments That Support Our Fixed Investment Options

We back our obligations under the Fixed Investment Options with John Hancock USA’s general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our “non-unitized” separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

•	corporate bonds;

•	mortgages;

•	mortgage-backed and asset-backed securities; and

•	government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

No Fixed Investment Options or Market Value Adjustments in OR and WA Contracts

Fixed Investment Options are not available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a “market value adjustment” or “MVA” to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.

Guaranteed Interest Rates

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

•	receive your Purchase Payment;

•	effectuate your transfer; or

•	renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of Market Value Adjustment

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

where:

•	g is the guaranteed rate in effect for the current Fixed Investment Option,

•

c is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

•

n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

For Contracts issued in FL and NY, we use the following formula instead:

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$10,816
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	3%
Remaining guarantee period (n)	36 months

Maximum positive adjustment: $10,000 x (1.042 - 1.032) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790.

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$11,025
Guaranteed rate (g)	5%
Guaranteed rate for new 3 year guarantee (c)	5.5%
Remaining guarantee period (n)	36 months

Maximum negative adjustment: $10,000 x (1.052 - 1.032) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 - $309.09 = $10,715.91

For Contracts issued in FL and NY, we would use the following equation instead:

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08.

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment	$10,000
Existing guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$11,025
Guaranteed rate (g)	5%
Guaranteed rate for new 3 year guarantee (c)	3%
Remaining guarantee period (n)	36 months

Amount of excess interest: $10,000 x (1.052 - 1.032) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

Market Value Adjustment:

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

For Contracts issued in FL and NY, we would use the following equation instead:

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guaranteed period
Amount withdrawn or transferred	$10,816
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	7%
Remaining guarantee period (n)	36 months

Amount of excess interest: $10,000 x (1.042 - 1.032) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

Market Value Adjustment:

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 - $207 = $10,609

For Contracts issued in FL and NY, we would use the following equation instead:

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

NOTE: All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

APPENDIX B: Example of Withdrawal Charge Calculation

Assume the Following Facts:

On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

On January 1, 2002, you make a $1,000 Purchase Payment.

On January 1, 2003, you make a $1,000 Purchase Payment.

On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your Contract.

	$7,000.00	—	withdrawal request payable to you
+	289.36	—	withdrawal charge payable to us
	$7,289.36	—	total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1) We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

(2) Next we repay to you the $5,000 Purchase Payment you paid in 2001. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

	$5,000
-	200	—	free Withdrawal Amount (payable to you)
	$4,800
x	.04
	$192	—	withdrawal charge on 2001 Purchase Payment (payable to us)

	$4,800
-	192
	$4,608	—	part of withdrawal request payable to you

(3) We next deem the entire amount of your 2002 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

	$1,000
x	.05
	$50	—	withdrawal charge on 2002 Purchase Payment (payable to us)

	$1,000
-	50
	$950	—	part of withdrawal request payable to you

B-1

(4) We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free Withdrawal Amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

	$7,000	—	total Withdrawal Amount requested
-	500	—	profit
-	200	—	free Withdrawal Amount
-	4,608	—	payment deemed from initial Purchase Payment
-	950	—	payment deemed from 2002 Purchase Payment
	$742	—	additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

$ 742.00	=	x – [.06x]
$ 742.00	=	.94x
$ 742.00/.94	=	x
$ 789.36	=	x

$ 789.36	—	deemed withdrawn from 2003 Purchase Payment
$ 742.00	—	part of withdrawal request payable to you
$ 47.36	—	withdrawal charge on 2003 Purchase Payment deemed withdrawn (payable to us)

B-2

APPENDIX C: Optional Enhanced Death Benefits

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

•	only if the Rider was available in your state;

•	only when you applied for the Contract;

•	if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

•	if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

•	the Contract’s Maturity Date; or

•	upon your surrendering the Contract; or

•

a change of ownership, except where a Spousal Beneficiary continues the Rider after an Owner’s death (we explain Contract continuation by a Spouse in the “Distribution Requirements Following Death of Owner” section).

In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you cannot request us to terminate the Rider and its charges.

Enhanced Death Benefit Rider

Under this benefit, we will pay the greatest of:

•	the standard death benefit;

•

the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit’s measuring period (less any withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

•

the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit’s “measuring period” includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the measuring life turns age 81. The benefit’s “measuring life” is:

•	the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

•	the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

•	the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date; or

•

the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we generally consider that person to be an “Owner” instead of an “Annuitant” for purposes of determining the benefit’s measuring life.

The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.

For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract’s total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract’s date of maturity, upon your surrendering the Contract, or upon your written request that we terminate it.

For a more complete description of the terms and conditions of the Rider you purchased, you should refer directly to your Contract.

You should carefully review the tax considerations for optional benefits under “IX. Federal Tax Matters” if you selected this optional benefit.

Earnings Enhancement Death Benefit Rider

(not available for Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchased the benefit. In certain marketing materials, this benefit may have been referred to as the “Beneficiary Tax Relief” benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

•

if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 80% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death;

•

if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 50% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death; but

•	if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

“Net Purchase Payments,” for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. “Adjusted Net Purchase Payments” means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent’s death (excluding the initial Purchase Payments).

For a more complete description of the terms and conditions of the Rider you purchased, you should refer directly to your Contract.

Examples of Earnings Enhancement Death Benefit Calculation

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Example 1 – Earnings enhancement death benefit with standard death benefit, no adjustments for withdrawals or Additional Purchase Payments

Assume:

•	You elect the Earnings Enhancement Death Benefit Rider (but not the Enhanced Death Benefit Rider) when you purchased your Contract,

•	At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial Purchase Payment of $100,000,

•	You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

•	We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when your Contract Value is $180,000.

Calculation of Standard Death Benefit

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of Purchase Payments you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your “Net Purchase Payments,” up to a maximum benefit amount equal to 80% of your “Adjusted Net Purchase Payments.”

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments – To determine “Net Purchase Payments,” we reduce the Purchase Payments you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Purchase Payments is $100,000. To determine “Adjusted Net Purchase Payments,” we reduce the Net Purchase Payments ($100,000) by any Purchase Payments you made, other than the initial Purchase Payment, during the 12 months before we calculated the death benefit ($0). In this example, the “Adjusted Net Purchase Payments” is $100,000.

Calculation of Maximum Benefit Amount – The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 80% of the Adjusted Net Purchase Payments ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Purchase Payments ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total death benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

Example 2 – Earnings enhancement death benefit with enhanced death benefit, adjusted for withdrawal and Additional Purchase Payment

Assume:

•	You elect the Earnings Enhancement Death Benefit Rider and the Enhanced Death Benefit Rider when you purchase your Contract,

•	At the time of purchase, you are over age 70 and you pay an initial Purchase Payment of $100,000,

•	You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

•	On the seventh anniversary of your Contract, your Contract Value is $175,000, which is the highest value on any anniversary date,

•	On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,

•	On the eighth anniversary of your Contract, your Contract Value is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,

•	We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when your Contract Value is $120,000.

Calculation of Enhanced Death Benefit

In this example, the enhanced death benefit is the highest of an accumulated Purchase Payment “roll-up” amount, a “highest anniversary value” amount and your Contract Value on the date the death benefit is determined.

Calculation of Purchase Payment Roll-up - We calculate the amount of each Purchase Payment you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial Purchase Payment, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second Purchase Payment is $10,246.95. The total amount of the Purchase Payment “roll-up” is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider’s measuring period ($175,000), plus any Purchase Payments since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the “highest anniversary value” is $105,000.

Your Contract Value on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the Purchase Payment roll-up amount ($75,566.70) and higher than the “highest anniversary value” amount ($105,000). The enhanced death benefit is therefore $120,000.

Calculation of Earnings Enhancement Amount

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your “Net Purchase Payments,” up to a maximum benefit amount equal to 50% of your “Adjusted Net Purchase Payments.”

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments – To determine “Net Purchase Payments,” we reduce the Purchase Payments you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Purchase Payments is the amount of Purchase Payments paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine “Adjusted Net Purchase Payments,” we reduce the Net Purchase Payments ($105,000) by any Purchase Payments you made during the 12 months before we calculated the death benefit ($10,000). In this example, the “Adjusted Net Purchase Payments” is $95,000.

Calculation of Maximum Benefit Amount – The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 50% of your Adjusted Net Purchase Payments ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Purchase Payments ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total death benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

You should carefully review the tax considerations for optional benefit Riders if you selected any of these optional death benefit Riders. The death benefits under these Riders will decrease if you make withdrawals under your Contract.

APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See “III. Fee Tables” for additional information on these charges.)

Revolution Value

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Accumulation Unit Values - Revolution Value Variable Annuity

		Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
(M-Fund) M Large Cap Value Fund (formerly M Business Opportunity Value Fund) - NAV Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	14.18	12.24	12.92	11.98	9.73	15.05	14.45	12.85	12.07	9.97
Value at End of Year	18.79	14.18	12.24	12.92	11.98	9.73	15.05	14.45	12.85	12.07
No. of Units	1,100	1,156	1,240	1,241	1,757	1,759	3,839	806	806	1,142
(M-Fund) M Capital Appreciation Fund (formerly Frontier Capital Appreciation Fund) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	18.15	15.65	17.08	13.62	9.28	16.21	14.67	12.76	11.23	10.40
Value at End of Year	24.96	18.15	15.65	17.08	13.62	9.28	16.21	14.67	12.76	11.23
No. of Units	3,838	3,734	3,554	8,901	10,815	10,985	17,917	6,581	2,575	2,576
(M-Fund) M International Equity Fund (formerly Brandes International Equity Fund) - NAV Shares (units first credited 11-11-2004)
Contracts with no Optional Benefits
Value at Start of Year	16.03	13.45	15.75	15.25	12.33	20.75	19.45	15.53	14.23	11.62
Value at End of Year	18.41	16.03	13.45	15.75	15.25	12.33	20.75	19.45	15.53	14.23
No. of Units	2,273	2,946	3,143	3,698	6,089	8,185	13,490	9,919	2,669	2,671
(M-Fund) M Large Cap Growth Fund (formerly Turner Core Growth Fund) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	9.57	8.12	8.28	6.82	5.02	9.97	8.24	7.69	6.84	6.23
Value at End of Year	12.86	9.57	8.12	8.28	6.82	5.02	9.97	8.24	7.69	6.84
No. of Units	7,173	7,709	8,138	8,590	4,061	5,641	8,011	4,525	4,527	4,528
500 Index Trust B - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	7.31	7.31	7.31	7.31	7.31	22.93	22.06	19.32	18.70	—
Value at End of Year	7.31	7.31	7.31	7.31	7.31	7.31	22.93	22.06	19.32	—
No. of Units	1,214,976	1,419,822	1,642,059	2,050,144	2,679,049	3,832,019	5,479,803	7,014,739	8,624,812	—
Active Bond Fund (merged into Active Bond Trust eff 04-29-2005) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.57
Value at End of Year	—	—	—	—	—	—	—	—	—	11.97
No. of Units	—	—	—	—	—	—	—	—	—	15,086,910
Active Bond Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	17.89	16.51	15.78	14.02	11.37	12.86	12.52	12.13	11.97	—
Value at End of Year	17.71	17.89	16.51	15.78	14.02	11.37	12.86	12.52	12.13	—
No. of Units	1,882,734	2,218,852	2,588,799	3,243,692	4,185,127	5,815,840	8,191,749	10,198,612	12,709,854	—
AIM V. I. Capital Development Fund (shares merged into Mid Cap Index Trust eff 04-29-2005) - NAV Shares (units first credited 05-01-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.93
Value at End of Year	—	—	—	—	—	—	—	—	—	11.31
No. of Units	—	—	—	—	—	—	—	—	—	258,860
AIM V. I. Premier Equity Fund (shares merged into 500 Index Trust B eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.29
Value at End of Year	—	—	—	—	—	—	—	—	—	7.62
No. of Units	—	—	—	—	—	—	—	—	—	6,022,556
Blue Chip Growth Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	8.43	8.43	8.43	7.56	5.35	9.43	8.47	7.82	7.41	—
Value at End of Year	8.43	8.43	8.43	8.43	7.56	5.35	9.43	8.47	7.82	—
No. of Units	1,582,301	1,874,188	2,179,637	2,709,463	3,323,839	4,399,825	5,680,739	6,669,200	7,968,724	—

Revolution Value

		Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Bond Index Fund (replaced by Bond Index Trust B eff 04-29-2005) (now Total Bond Market Trust B) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.57
Value at End of Year	—	—	—	—	—	—	—	—	—	12.91
No. of Units	—	—	—	—	—	—	—	—	—	5,529,904
Capital Appreciation Trust - NAV Shares (units first credited 04-29-2006)
Contracts with no Optional Benefits
Value at Start of Year	3.50	3.50	4.05	3.67	2.61	4.21	3.81	3.71	—	—
Value at End of Year	3.50	3.50	3.50	4.05	3.67	2.61	4.21	3.81	—	—
No. of Units	1,174,646	1,415,629	1,634,156	1,976,953	2,573,803	3,675,145	5,049,975	6,237,021	—	—
Earnings Growth Fund (replaced by Large Cap Growth Trust eff 04-29-2005) - NAV Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	3.65
Value at End of Year	—	—	—	—	—	—	—	—	—	3.70
No. of Units	—	—	—	—	—	—	—	—	—	8,715,120
Equity Index Fund (replaced by 500 Index Trust B eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.10
Value at End of Year	—	—	—	—	—	—	—	—	—	18.70
No. of Units	—	—	—	—	—	—	—	—	—	4,907,216
Equity-Income Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	13.30	13.30	13.30	13.29	10.70	16.92	16.57	14.09	13.30	—
Value at End of Year	13.30	13.30	13.30	13.30	13.29	10.70	16.92	16.57	14.09	—
No. of Units	1,252,554	1,515,452	1,762,235	2,275,569	2,913,865	4,309,129	5,992,081	7,464,485	8,917,483	—
Fidelity VIP Contrafund (shares merged into Total Stock Market Index Trust eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.49
Value at End of Year	—	—	—	—	—	—	—	—	—	11.95
No. of Units	—	—	—	—	—	—	—	—	—	5,372,079
Fidelity VIP Growth (shares merged into 500 Index Trust B eff 04-29-2005) - NAV Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.76
Value at End of Year	—	—	—	—	—	—	—	—	—	7.92
No. of Units	—	—	—	—	—	—	—	—	—	5,403,697
Fidelity VIP Overseas (shares merged into International Equity Index Trust B eff 04-29-2005) - NAV Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.62
Value at End of Year	—	—	—	—	—	—	—	—	—	9.66
No. of Units	—	—	—	—	—	—	—	—	—	1,442,156
Financial Industries Fund (replaced by Financial Services Trust eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.43
Value at End of Year	—	—	—	—	—	—	—	—	—	15.49
No. of Units	—	—	—	—	—	—	—	—	—	1,462,636
Financial Services Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.28	13.96	15.60	14.08	10.07	18.42	20.00	16.44	15.49	—
Value at End of Year	21.04	16.28	13.96	15.60	14.08	10.07	18.42	20.00	16.44	—
No. of Units	165,297	194,024	248,524	326,085	412,914	530,531	771,807	1,017,826	1,185,721	—
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - NAV Shares (units first credited 04-25-2008)
Contracts with no Optional Benefits
Value at Start of Year	9.05	7.41	7.65	6.48	5.11	8.56	—	—	—	—
Value at End of Year	12.14	9.05	7.41	7.65	6.48	5.11	—	—	—	—
No. of Units	3,684,136	4,168,494	5,004,759	6,214,410	7,721,071	10,570,987	—	—	—	—

Revolution Value

		Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Fundamental Value Fund (replaced by Equity-Income Trust eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.12
Value at End of Year	—	—	—	—	—	—	—	—	—	12.70
No. of Units	—	—	—	—	—	—	—	—	—	4,945,436
Global Bond Fund (replaced by Global Bond Trust eff 04-29-2005) - NAV Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.85
Value at End of Year	—	—	—	—	—	—	—	—	—	15.13
No. of Units	—	—	—	—	—	—	—	—	—	1,890,998
Global Bond Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	20.86	19.71	18.30	16.78	14.73	15.60	14.41	13.86	15.13	—
Value at End of Year	19.46	20.86	19.71	18.30	16.78	14.73	15.60	14.41	13.86	—
No. of Units	315,713	386,396	458,197	540,496	645,588	1,074,915	1,117,708	1,426,603	1,684,683	—
Growth & Income Fund (merged into Growth & Income Trust II eff 04-29-2005) (now Growth & Income Trust) - NAV Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	6.95
Value at End of Year	—	—	—	—	—	—	—	—	—	7.61
No. of Units	—	—	—	—	—	—	—	—	—	26,255,129
Growth & Income Trust (merged into Optimized All Cap Trust eff 04-25-2008) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	9.12	8.19	7.61	—
Value at End of Year	—	—	—	—	—	—	9.37	9.12	8.19	—
No. of Units	—	—	—	—	—	—	14,812,691	18,518,392	22,326,201	—
Health Sciences Fund (replaced by Health Sciences Trust eff 04-29-2005) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.00
Value at End of Year	—	—	—	—	—	—	—	—	—	10.98
No. of Units	—	—	—	—	—	—	—	—	—	1,031,737
Health Sciences Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	23.32	17.90	16.38	14.32	11.00	15.88	13.65	12.75	10.98	—
Value at End of Year	34.83	23.32	17.90	16.38	14.32	11.00	15.88	13.65	12.75	—
No. of Units	218,417	278,285	271,762	322,045	402,625	582,274	772,294	871,942	962,918	—
High Yield Bond Fund (replaced by High Yield Trust eff 4-29-05) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.90
Value at End of Year	—	—	—	—	—	—	—	—	—	10.57
No. of Units	—	—	—	—	—	—	—	—	—	3,126,816
High Yield Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.64	14.15	14.17	12.61	8.26	11.87	11.82	10.84	10.57	—
Value at End of Year	17.86	16.64	14.15	14.17	12.61	8.26	11.87	11.82	10.84	—
No. of Units	326,694	404,812	485,082	631,675	846,455	1,183,852	1,729,498	2,166,931	2,519,158	—
International Equity Index Fund (replaced by International Equity Index Trust B eff 04-29-2005) - NAV Shares (units first credited 05-01-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.49
Value at End of Year	—	—	—	—	—	—	—	—	—	11.27
No. of Units	—	—	—	—	—	—	—	—	—	918,876
International Equity Index Trust B - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	6.10	6.10	6.10	6.10	6.10	18.67	16.33	13.01	12.50	—
Value at End of Year	6.10	6.10	6.10	6.10	6.10	6.10	18.67	16.33	13.01	—
No. of Units	504,920	593,744	726,567	909,622	1,148,561	1,655,592	2,578,022	2,663,162	2,733,050	—

Revolution Value

		Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
International Value Trust - NAV Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.83	10.03	11.65	10.95	—	—	—	—	—	—
Value at End of Year	14.74	11.83	10.03	11.65	—	—	—	—	—	—
No. of Units	665,170	729,066	907,627	1,083,059	—	—	—	—	—	—
Janus Global Technology (shares merged into Total Stock Market Index Trust eff 04-29-2005) - NAV Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.67
Value at End of Year	—	—	—	—	—	—	—	—	—	13.58
No. of Units	—	—	—	—	—	—	—	—	—	98,937
Janus Worldwide Growth (shares merged into International Equity Index Trust B eff 04-29-2005) - NAV Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	6.19
Value at End of Year	—	—	—	—	—	—	—	—	—	6.39
No. of Units	—	—	—	—	—	—	—	—	—	1,151,570
Large Cap Growth Fund (replaced by Blue Chip Growth Trust eff 04-29-2005) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.19
Value at End of Year	—	—	—	—	—	—	—	—	—	7.41
No. of Units	—	—	—	—	—	—	—	—	—	9,053,754
Large Cap Growth Trust (merged into Capital Appreciation Trust eff 04-28-2006) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	3.70	—
Value at End of Year	—	—	—	—	—	—	—	—	3.71	—
No. of Units	—	—	—	—	—	—	—	—	7,510,815	—
Large Cap Value Fund (replaced by Equity-Income Trust eff 04-29-2005) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.08
Value at End of Year	—	—	—	—	—	—	—	—	—	13.72
No. of Units	—	—	—	—	—	—	—	—	—	5,407,445
Lifestyle Balanced Trust - NAV Shares (units first credited 11-09-2008)
Contracts with no Optional Benefits
Value at Start of Year	13.18	11.92	11.99	10.86	8.40	8.49	—	—	—	—
Value at End of Year	14.69	13.18	11.92	11.99	10.86	8.40	—	—	—	—
No. of Units	5,338,615	6,082,166	7,063,359	8,885,248	11,185,992	14,811,291	—	—	—	—
Managed Fund (merged into Managed Trust eff 04-29-2005) - NAV Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	9.41
Value at End of Year	—	—	—	—	—	—	—	—	—	10.05
No. of Units	—	—	—	—	—	—	—	—	—	41,346,785
Managed Trust (merged into Lifestyle Balanced Trust eff 11-07-2008) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	10.82	10.19	10.05	—
Value at End of Year	—	—	—	—	—	—	10.90	10.82	10.19	—
No. of Units	—	—	—	—	—	—	20,953,611	26,879,301	34,467,061	—
MFS Investors Growth Stock (merged into 500 Index Trust B eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.46
Value at End of Year	—	—	—	—	—	—	—	—	—	8.05
No. of Units	—	—	—	—	—	—	—	—	—	1,576,507
MFS New Discovery (merged into Small Cap Index Trust eff 04-29-2005) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.35
Value at End of Year	—	—	—	—	—	—	—	—	—	12.99
No. of Units	—	—	—	—	—	—	—	—	—	886,074

Revolution Value

		Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
MFS Research (merged into Total Stock Market Index Trust eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.95
Value at End of Year	—	—	—	—	—	—	—	—	—	9.10
No. of Units	—	—	—	—	—	—	—	—	—	921,345
Mid Cap Growth (replaced by Mid Cap Stock Trust eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	23.49
Value at End of Year	—	—	—	—	—	—	—	—	—	25.90
No. of Units	—	—	—	—	—	—	—	—	—	1,165,012
Mid Cap Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.58	14.29	14.78	11.87	8.79	13.99	13.17	12.15	12.50	—
Value at End of Year	21.80	16.58	14.29	14.78	11.87	8.79	13.99	13.17	12.15	—
No. of Units	62,357	87,632	130,116	163,945	183,282	254,466	389,164	355,738	369,769	—
Mid Cap Stock Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	23.89	23.89	23.89	23.89	22.94	41.30	33.84	30.14	25.90	—
Value at End of Year	23.89	23.89	23.89	23.89	23.89	22.94	41.30	33.84	30.14	—
No. of Units	178,992	236,712	274,215	335,719	416,266	551,782	762,360	878,156	1,044,958	—
Mid Cap Value B Fund (merged into Mid Value Trust eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.68
Value at End of Year	—	—	—	—	—	—	—	—	—	18.39
No. of Units	—	—	—	—	—	—	—	—	—	1,695,866
Mid Value Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	27.31	23.13	24.60	21.45	14.85	23.01	23.18	19.50	18.39	—
Value at End of Year	35.46	27.31	23.13	24.60	21.45	14.85	23.01	23.18	19.50	—
No. of Units	201,299	238,447	294,518	367,302	473,836	673,639	1,005,541	1,253,153	1,517,032	—
Money Market Fund (replaced by Money Market Trust B eff 04-29-2005) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.12
Value at End of Year	—	—	—	—	—	—	—	—	—	10.10
No. of Units	—	—	—	—	—	—	—	—	—	9,456,749
Money Market Trust B - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	10.61	10.74	10.87	11.01	11.09	11.00	10.62	10.27	10.10	—
Value at End of Year	10.47	10.61	10.74	10.87	11.01	11.09	11.00	10.62	10.27	—
No. of Units	1,966,967	2,316,166	2,584,549	3,059,207	4,398,470	7,076,794	6,141,993	6,525,846	7,253,672	—
Overseas Equity B Fund (merged into Overseas Equity Trust eff 04-29-2005) - NAV Shares (units first credited 05-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.79
Value at End of Year	—	—	—	—	—	—	—	—	—	9.64
No. of Units	—	—	—	—	—	—	—	—	—	4,258,082
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	8.48	14.81	13.33	11.27	9.64	—
Value at End of Year	—	—	—	—	10.95	8.48	14.81	13.33	11.27	—
No. of Units	—	—	—	—	1,355,135	1,925,608	2,644,405	3,217,561	3,646,588	—
Real Estate Equity Fund (replaced by Real Estate Securities Trust eff 04-29-2005) - NAV Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.47
Value at End of Year	—	—	—	—	—	—	—	—	—	20.85
No. of Units	—	—	—	—	—	—	—	—	—	2,897,036

Revolution Value

		Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Real Estate Securities Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	32.41	27.97	25.85	20.26	15.75	26.31	31.55	23.12	20.85	—
Value at End of Year	31.99	32.41	27.97	25.85	20.26	15.75	26.31	31.55	23.12	—
No. of Units	279,127	350,958	449,716	580,856	684,278	957,522	1,422,400	2,071,873	2,527,265	—
Short Term Government Income Trust - NAV Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	16.08	16.09	15.85	15.10	—	—	—	—	—	—
Value at End of Year	15.76	16.08	16.09	15.85	—	—	—	—	—	—
No. of Units	544,590	676,118	753,619	933,304	—	—	—	—	—	—
Short-Term Bond Fund (merged into Short-Term Bond Trust eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.04
Value at End of Year	—	—	—	—	—	—	—	—	—	15.07
No. of Units	—	—	—	—	—	—	—	—	—	4,993,613
Short-Term Bond Trust (merged into Short Term Government Income Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.82	16.01	15.70	15.20	15.07	—
Value at End of Year	—	—	—	—	15.10	12.82	16.01	15.70	15.20	—
No. of Units	—	—	—	—	1,195,626	1,677,093	2,513,136	3,162,936	4,072,537	—
Small Cap Emerging Growth Fund (merged into Small Cap Growth Trust eff 04-29-2005) - NAV Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.23
Value at End of Year	—	—	—	—	—	—	—	—	—	8.90
No. of Units	—	—	—	—	—	—	—	—	—	4,148,431
Small Cap Growth Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	13.18	11.45	12.44	10.31	7.77	13.01	11.56	10.31	12.27	—
Value at End of Year	18.77	13.18	11.45	12.44	10.31	7.77	13.01	11.56	10.31	—
No. of Units	545,120	631,105	767,639	931,511	1,175,580	1,601,050	2,291,460	2,897,082	3,562,512	—
Small Cap Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.54	13.55	14.35	11.49	9.19	14.03	14.51	12.49	12.50	—
Value at End of Year	21.29	15.54	13.55	14.35	11.49	9.19	14.03	14.51	12.49	—
No. of Units	122,997	143,870	166,751	230,779	269,639	402,481	603,227	720,128	808,886	—
Small Cap Value Fund (merged into Small Cap Value Trust eff 04-29-2005) - NAV Shares (units first credited 08-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.54
Value at End of Year	—	—	—	—	—	—	—	—	—	25.43
No. of Units	—	—	—	—	—	—	—	—	—	3,625,674
Small Cap Value Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	40.97	35.83	35.87	28.79	22.64	31.01	32.34	27.44	25.43	—
Value at End of Year	53.95	40.97	35.83	35.87	28.79	22.64	31.01	32.34	27.44	—
No. of Units	406,122	483,072	568,182	741,329	932,309	1,308,208	2,009,842	2,687,994	3,197,818	—
Total Bond Market Trust B (formerly Bond Index Trust B) - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	17.89	17.41	16.38	15.57	14.84	14.20	13.42	13.06	12.91	—
Value at End of Year	17.24	17.89	17.41	16.38	15.57	14.84	14.20	13.42	13.06	—
No. of Units	611,197	722,605	840,833	1,044,505	1,392,129	2,125,665	3,056,726	3,710,299	4,696,334	—
Total Return Bond Fund (replaced by Total Return Trust eff 04-29-2005) - NAV Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.11
Value at End of Year	—	—	—	—	—	—	—	—	—	10.46
No. of Units	—	—	—	—	—	—	—	—	—	358,863

Revolution Value

		Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Total Return Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.57	14.52	14.14	13.30	11.84	11.67	10.88	10.63	10.46	—
Value at End of Year	15.07	15.57	14.52	14.14	13.30	11.84	11.67	10.88	10.63	—
No. of Units	372,556	519,203	503,818	633,816	755,468	835,932	634,249	620,783	556,047	—
Total Stock Market Index Trust - NAV Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	11.56	11.56	11.56	11.56	9.35	15.07	14.51	12.74	12.50	—
Value at End of Year	11.56	11.56	11.56	11.56	11.56	9.35	15.07	14.51	12.74	—
No. of Units	691,311	797,364	948,013	1,193,131	1,472,270	2,131,691	3,121,007	3,967,213	5,038,536	—

To obtain a Revolution Value Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

Revolution Value SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

cut along dotted line

Please send me a REVOLUTION VALUE VARIABLE ANNUITY Statement of Additional Information dated April 30, 2014, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). We will mail the Statement of Additional Information applicable to contracts with the address of record written below. If no contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2014

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions as follows:

Related JHLICO-Issued Variable Annuity Prospectus

(to be read with this Statement of Additional Information)

Revolution Value Variable Annuity

Unless otherwise specified, “we,” “us,” “our,” or the “Company” refers to John Hancock USA.

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address Post Office Box 55444 Boston, MA 02205-5444 www.jhannuities.com

JHUSA SEP ACCT Q SAI 04/14

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly known as John Hancock Variable Annuity Account H) (the “Separate Account”), is a separate investment account of John Hancock Life Insurance Company (U.S.A.) and was established on April 8, 1996 as a separate account of John Hancock Life Insurance Company (“JHLICO”). Your Contract was issued by JHLICO. In this Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) is referred to as “John Hancock USA” and also referred to as “we,” “us,” “our,” or “the Company” in its role as successor to JHLICO. Effective December 31, 2009, we entered into a merger agreement with JHLICO and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center at 30 Dan Road – Suite 55444, Canton, Massachusetts 02021-2809. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly, John Hancock Variable Annuity Account H) at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

1

We pay CSC a fixed cost of $3.46 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. (“Signator”), a subsidiary of JHLICO, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2013, 2012, and 2011 were $290,380,853, $309,982,088, and $353,245,024, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59  1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

2

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an “annuity unit” to help us compute the amount of each monthly payment that is based on a Variable Investment Option. Each Variable Investment Option has its own annuity unit with its own annuity unit value.

The number of the Contract’s annuity units for each Variable Investment Option normally doesn’t change while the payee continues to receive payments, unless the payee makes a transfer from one Variable Investment Option to another. The amount of each monthly annuity payment based on a Variable Investment Option equals the number of the Contract’s annuity units in that option times the value of one such unit as of the tenth day preceding the payment’s due date.

To compute the amount of the first annuity payment that is based on any Variable Investment Option, we first determine the amount of your Contract Value that we will apply to that Variable Investment Option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under “The annuity period – choosing fixed or variable annuity payments.”

For each Variable Investment Option, we then divide:

the resulting value (minus any premium tax charge) by $1,000 and multiply the result by

the applicable annuity purchase rate set forth in the Contract and reflecting (1) the age and, possibly, sex of the payee and (2) the assumed investment rate (discussed below)

This computation determines the amount of the initial monthly variable annuity payment to the annuitant from each Variable Investment Option.

3

We then determine the number of annuity units to be credited to the Contract from each of such Variable Investment Options by dividing:

the amount of the initial monthly variable annuity

payment from that Variable Annuity Option

by

the annuity unit value of that Variable

Investment Option as of 10 calendar days

prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a Contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1⁄2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The initial monthly annuity payment would be $262.56.

4000.000 × 12.000000 × 5.47

1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 × $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the Variable Investment Option, the deductions made against the Variable Investment Option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one annuity unit by

(1)	multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2)	multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your Contract has an assumed investment rate of 3 1⁄2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Variable Investment Option exceeds 3 1⁄2% per year and will decrease only if it is less than 3 1⁄2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each Variable Investment Option used in calculating the “net investment factor” (described below) will be equal on an annual basis to the “assumed investment rate” (described under “VIII. The Annuity Period – Variable Monthly Annuity Payments” in the Prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male’s viewpoint than would otherwise be the case.

Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one accumulation unit of a Variable Investment Option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable “net investment rate” for the period subsequent to such preceding value. See “Net Investment Rate” below.

4

Net Investment Rate

For any period, the net investment rate for a Variable Investment Option equals

(1)	the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

(2)	for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the Variable Investment Option at the beginning of the period, and less

(3)	a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your Contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your Contract.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular Variable Investment Option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the Variable Investment Option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00) divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous Business Day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the Variable Investment Option during the period, the value of an accumulation unit at the end of the period would be $11.250000 × (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 × (1. + .0009658) × .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3 1⁄2% assumed investment rate so that the annuity unit’s change in value reflects only the actual investment experience of the Variable Investment Option.

Purchases and Redemptions of Portfolio Shares

The Company purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our Variable Investment Options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each Variable Investment Option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among Investment Options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.

The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by John Hancock USA or its predecessor, JHLICO, to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our General Account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

•	requiring personal identification,

•	tape recording calls, and

•	providing written confirmation to the owner.

5

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Voting Privileges

Here’s the formula we use to determine the number of Portfolio shares as to which you may give instructions:

the total value of your accumulation units in a Variable Investment Option divided by the net asset value of 1 share of the corresponding class of Portfolio shares

At a shareholders’ meeting, you may give instructions regarding:

(1)	the election of a Board of Trustees,

(2)	the ratification of the selection of independent auditors,

(3)	the approval of a Series Portfolio’s investment management agreements, and

(4)	other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any Variable Investment Option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee’s annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio’s shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

6

APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated financial statements of John Hancock Life Insurance Company (U.S.A.), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$55,988; 2012—$58,066)	$57,998	$64,996
Held-for-trading—at fair value (cost: 2013—$1,217; 2012—$1,351)	1,216	1,441
Equity securities:
Available-for-sale—at fair value (cost: 2013—$131; 2012—$294)	191	386
Held-for-trading—at fair value (cost: 2013—$271; 2012—$243)	284	252
Mortgage loans on real estate	13,412	13,192
Investment real estate, agriculture, and timber	6,146	5,316
Policy loans	5,405	5,264
Short-term investments	2,892	2,145
Other invested assets	5,488	4,855

Total Investments	93,032	97,847
Cash and cash equivalents	2,541	3,446
Accrued investment income	988	1,039
Goodwill	957	953
Value of business acquired	1,183	1,196
Deferred policy acquisition costs and deferred sales inducements	7,777	5,913
Amounts due from and held for affiliates	4,333	3,805
Other intangible assets	1,234	1,250
Reinsurance recoverable	13,265	12,812
Derivative assets	7,720	11,853
Current income tax receivable	517	135
Amounts on deposit with reinsurers	6,249	6,763
Other assets	2,475	2,736
Separate account assets	154,258	140,626

Total Assets	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$83,294	$83,330
Policyholders’ funds	14,894	15,723
Unearned revenue	1,652	1,466
Unpaid claims and claim expense reserves	867	1,269
Policyholder dividends payable	490	497
Amounts due to affiliates	2,984	2,490
Short-term debt	49	14
Long-term debt	472	520
Consumer notes	666	716
Current income tax payable	29	-
Deferred income tax liability	2,958	4,218
Coinsurance funds withheld	5,896	6,275
Payables for collateral on derivatives	790	2,126
Derivative liabilities	8,124	8,439
Other liabilities	2,751	4,005
Separate account liabilities	154,258	140,626

Total Liabilities	280,174	271,714

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2013 and 2012)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2013 and 2012)	5	5
Additional paid-in capital	12,792	12,790
Retained earnings	1,444	247
Accumulated other comprehensive income	1,935	5,405

Total Company Shareholder’s Equity	16,176	18,447
Noncontrolling interests	179	213

Total Shareholder’s Equity	16,355	18,660

Total Liabilities and Shareholder’s Equity	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,297	$2,799	$2,996
Fee income	4,836	4,724	5,717
Net investment income	5,042	4,559	4,989
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(87)	(125)	(93)
Portion of loss recognized in other comprehensive income	6	26	21

Net impairment losses recognized in earnings	(81)	(99)	(72)
Other net realized investment and other gains (losses)	(4,197)	(2,069)	3,207

Total net realized investment and other gains (losses)	(4,278)	(2,168)	3,135
Other revenue	263	143	124

Total revenues	8,160	10,057	16,961

Benefits and expenses
Benefits to policyholders	5,254	6,401	7,639
Policyholder dividends	620	663	811
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Goodwill impairment	-	-	500
Other operating costs and expenses	258	2,374	6,313

Total benefits and expenses	5,834	10,823	18,104

Income (loss) before income taxes	2,326	(766)	(1,143)

Income tax expense (benefit)	821	(633)	(332)

Net income (loss)	1,505	(133)	(811)

Less: net income (loss) attributable to noncontrolling interests	8	26	44

Net income (loss) attributable to the Company	$1,497	$(159)	$(855)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$1,505	$(133)	$(811)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(2,068)	1,544	1,937
Reclassification adjustment for (gains) losses realized in net income	(123)	(686)	(692)
Change in foreign currency translation adjustment	(11)	(50)	13
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(944)	648	1,777
Reclassification of net cash flow hedge (gains) losses to net income	(324)	(209)	(59)

Total other comprehensive income (loss), net of tax	(3,470)	1,247	2,976

Total comprehensive income (loss)	$(1,965)	$1,114	$2,165

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(1,113)	831	1,044
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(66)	(369)	(373)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(509)	349	957
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(175)	(113)	(32)

Total income tax expense (benefit) in other comprehensive income (loss)	$(1,863)	$698	$1,596

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)		(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share -based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares
	(in millions, except for outstanding shares)							(in thousands)

Balance at January 1, 2012	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829
Net income (loss)			(159)		(159)	26	(133)
Other comprehensive income (loss), net of tax				1,247	1,247		1,247
Share-based payments		3			3		3
Acquisition on noncontrolling interests		(2)			(2)		(2)
Contributions from noncontrolling interests					-	42	42
Distributions to non-controlling interests					-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

Net income (loss)			1,497		1,497	8	1,505
Other comprehensive income (loss), net of tax				(3,470)	(3,470)		(3,470)
Share-based payments		2			2		2
Contributions from noncontrolling interests						36	36
Distributions to non-controlling interests						(78)	(78)
Dividend paid to Parent			(300)		(300)		(300)

Balance at December 31, 2013	$5	$12,792	$1,444	$1,935	$16,176	$179	$16,355	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,505	$(133)	$(811)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(6)	(5)	27
Net realized investments and other (gains) losses	4,278	2,168	(3,135)
Change in expected internal rate of return on leveraged leases	(75)	247	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(655)	(719)	(766)
Goodwill impairment	-	-	500
Depreciation and amortization	169	152	140
Net cash flows from trading securities	107	32	265
(Increase) decrease in accrued investment income	51	27	(91)
(Increase) decrease in other assets and other liabilities, net	(3,378)	(752)	522
Increase (decrease) in policyholder liabilities and accruals, net	(3,193)	(1,279)	3,980
Interest credited to policyholder liabilities	1,046	1,180	1,156
Increase (decrease) in deferred income taxes	606	(378)	(100)

Net cash provided by (used in) operating activities	157	1,925	4,528

Cash flows from investing activities:
Sales of:
Fixed maturities	22,956	21,625	27,779
Equity securities	466	232	114
Mortgage loans on real estate	998	1,347	1,367
Investment real estate, agriculture, and timber	75	42	43
Other invested assets	234	533	131
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,661	1,369	2,316
Mortgage loans on real estate	353	338	367
Other invested assets	318	238	267
Purchases of:
Fixed maturities	(22,930)	(22,647)	(31,201)
Equity securities	(182)	(139)	(96)
Investment real estate, agriculture, and timber	(1,015)	(1,134)	(814)
Other invested assets	(1,024)	(1,082)	(943)
Mortgage loans on real estate issued	(1,654)	(1,821)	(2,443)
Net (purchases) redemptions of short-term investments	(747)	(544)	(150)
Net (additions) disposals of property, plant and equipment	(49)	-	-
Purchase of business, net of cash acquired	(7)	-	-
Other, net	(283)	(27)	111

Net cash provided by (used in) investing activities	(830)	(1,670)	(3,152)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	(300)	-	-
Increase (decrease) in amounts due to affiliates	131	(37)	63
Increase (decrease) in repurchase agreements	(437)	-	-
Universal life and investment-type contract deposits	3,265	3,090	3,573
Universal life and investment-type contract maturities and withdrawals	(2,876)	(3,083)	(4,168)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	348	512	156
Repayments of consumer notes, net	(50)	(103)	(147)
Issuance of short-term debt	2	2	6
Repayments of short-term debt	-	-	(2)
Issuance of long-term debt	-	1	1
Repayments of long-term debt	(12)	(106)	(213)
Contributions from noncontrolling interests	36	42	64
Distributions to noncontrolling interests	(78)	(114)	(94)
Unearned revenue on financial reinsurance	(260)	(254)	(82)
Net reinsurance recoverable	(1)	1	(1)

Net cash provided by (used in) financing activities	(232)	(49)	(844)

Net increase (decrease) in cash and cash equivalents	(905)	206	532
Cash and cash equivalents at beginning of year	3,446	3,240	2,708

Cash and cash equivalents at end of year	$2,541	$3,446	$3,240

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$-	$(6,768)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA conducts its business activities through its insurance, investment and other subsidiaries (collectively, “the Company”) and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. In 2011, the Company suspended new sales of its group long-term care insurance product. The Company is licensed to sell insurance in 50 states, and the District of Columbia and U.S. territories.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note. All significant intercompany transactions and balances have been eliminated.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $8,935 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, foreign currency, credit, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries). Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever a reporting unit’s goodwill or intangible asset’s fair value is deemed to be less than its carrying value. A reporting unit is defined as an operating segment or one level below an operating segment. For discussions regarding goodwill impairments recorded during the years ended December 31, 2013, 2012 and 2011, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 32% and 33% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012, respectively, and 77%, 78%, and 76% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements. The Company is not currently issuing new funding agreements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as revenue when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued updated guidance regarding testing indefinite-lived intangible assets for impairment. This guidance is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of this guidance became effective for annual and interim impairment tests performed after September 15, 2012. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$37,233	$2,730	$(778)	$39,185	$(22)
Commercial mortgage-backed securities	791	19	(29)	781	(6)
Residential mortgage-backed securities	184	1	(18)	167	(5)
Collateralized debt obligations	61	-	(8)	53	-
Other asset-backed securities	974	60	(9)	1,025	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,168	119	(406)	8,881	-
Obligations of states and political subdivisions	4,388	295	(53)	4,630	-
Debt securities issued by foreign governments	1,466	128	(41)	1,553	-

Fixed maturity securities	54,265	3,352	(1,342)	56,275	(33)
Other fixed maturity securities (1)	1,723	-	-	1,723	-

Total fixed maturity securities available-for-sale	55,988	3,352	(1,342)	57,998	(33)

Equity securities available-for-sale	131	60	-	191	-

Total fixed maturity and equity securities available-for-sale	$56,119	$3,412	$(1,342)	$58,189	$(33)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturity securities	56,355	7,476	(546)	63,285	(109)
Other fixed maturity securities (1)	1,711	-	-	1,711	-

Total fixed maturity securities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturity and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

(1)	The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$1,301	$1,351
Due after one year through five years	9,903	10,380
Due after five years through ten years	8,644	8,959
Due after ten years	32,407	33,559

	52,255	54,249
Asset-backed and mortgage-backed securities	2,010	2,026

Total	$54,265	$56,275

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturity and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturity securities:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$371	$380	$399

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	57	75	38
Credit losses for which an other-than-temporary impairment was previously recognized	10	12	13

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturity securities	(149)	(96)	(70)

Balance, end of year	$289	$371	$380

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$8,479	$(467)	$2,316	$(311)	$10,795	$(778)
Commercial mortgage-backed securities	153	(1)	197	(28)	350	(29)
Residential mortgage-backed securities	4	-	144	(18)	148	(18)
Collateralized debt obligations	-	-	49	(8)	49	(8)
Other asset-backed securities	196	(9)	10	-	206	(9)
US Treasury securities and obligations of US government corps and agencies	5,470	(243)	709	(163)	6,179	(406)
Obligations of states and political subdivisions	844	(32)	93	(21)	937	(53)
Debt securities issued by foreign governments	229	(17)	112	(24)	341	(41)
Total fixed maturity securities available-for-sale	15,375	(769)	3,630	(573)	19,005	(1,342)
Equity securities available-for-sale	4	-	-	-	4	-
Total	$15,379	$(769)	$3,630	$(573)	$19,009	$(1,342)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturity securities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $97 million at December 31, 2013 from $280 million at December 31, 2012.

At December 31, 2013 and 2012, there were 999 and 624 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,342 million and $546 million, respectively, of which the single largest unrealized loss was $90 million and $33 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2013 and 2012, there were 52 and 75 equity securities with an aggregate gross unrealized loss of $0 million and $5 million, respectively, of which the single largest unrealized loss was $0 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $150 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2013.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2013 and 2012. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$919	$114
Bonds pledged in support of exchange-traded futures and cleared derivatives	541	552
Bonds on deposit with government authorities	34	36
Mortgage loans pledged in support of real estate	47	52
Bonds held in trust	96	105
Pledged collateral under reinsurance agreements	2,462	2,849

Total	$4,099	$3,708

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets
Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$7,880	$(4,966)	$(2,895)	$19	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	7,880	(4,966)	(2,895)	19	-

Financial liabilities
Derivative liabilities	(5,862)	4,966	844	(52)	(33)
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(5,862)	$4,966	$844	$(52)	$(33)

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$12,175	$(5,147)	$(6,943)	$85	$1
Securities lending
Reverse repurchase agreements

Total financial assets	12,175	(5,147)	(6,943)	85	1

Financial liabilities
Derivative liabilities	(5,288)	5,147	101	(40)	(5)
Repurchase agreements

Total financial liabilities	$(5,288)	$5,147	$101	$(40)	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

1.	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $142 million and $46 million, respectively as of December 31, 2013 (December 31, 2012 - $317 million and $212 million, respectively).
2.	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $339 million and $94 million, respectively (December 31, 2012 - $630 million and $14 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
3.	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Affiliate Transactions

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, Manulife International Limited. These bonds had a book value of approximately $402 million and a fair value of approximately $454 million at the date of the transaction. The Company recognized approximately $52 million in pre-tax realized gains.

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, John Hancock Reassurance Company Limited. These bonds had a book value of approximately $184 million and a fair value of approximately $181 million at the date of the transaction. The Company recognized approximately $3 million in pre-tax realized losses.

In 2013, JHUSA sold certain and acquired certain fixed maturity securities from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of approximately $338 million and a fair value of approximately $372 million at the date of the transaction. The Company recognized approximately $27 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,400	East North Central	$1,607
Industrial	1,162	East South Central	171
Office buildings	4,006	Middle Atlantic	2,361
Retail	3,623	Mountain	603
Mixed use	21	New England	887
Agricultural	464	Pacific	3,881
Agribusiness	700	South Atlantic	2,763
Other	1,048	West North Central	460
		West South Central	591
		Canada / other	100

Provision for losses	(12)	Provision for losses	(12)

Total	$13,412	Total	$13,412

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$44	$12	$(2)	$(42)	$12

Year ended December 31, 2012	45	24	(1)	(24)	44

Year ended December 31, 2011	34	38	(1)	(26)	45

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

	December 31,	December 31,

	2013	2012

	(in millions)
Non-income producing	$36	$75
Delinquent less than 90 days	-	15
Delinquent greater than 90 days	-	22

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$48	$119
Allowance for credit losses	(12)	(44)

Net impaired mortgage loans on real estate	$36	$75

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)

Average recorded investment in impaired loans	$36	$105	$109
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$421	$319
AA	1,689	1,460
A	4,108	2,928
BBB	6,647	7,648
BB	414	529
B and lower and unrated	133	308

Total	$13,412	$13,192

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $217 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate, agriculture, and timber was $97 million, $84 million, and $69 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $691 million and $602 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$5,074	$4,458
Combined assets	75,818	62,974
Combined liabilities	15,029	14,830
Debt included in combined liabilities	11,260	9,698

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$340	$218	$222
Combined revenues	9,370	8,639	8,516
Combined expenses	4,506	4,696	4,750
Combined income (loss) from operations	4,864	3,943	3,766

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$3,164	$2,943	$3,425
Equity securities	6	7	9
Mortgage loans on real estate	756	771	798
Investment real estate, agriculture, and timber	261	216	205
Policy loans	293	300	305
Short-term investments	6	8	9
Derivatives	532	405	196
Equity method investments and other	286	182	303

Gross investment income	5,304	4,832	5,250

Investment expenses	(262)	(273)	(261)

Net investment income	$5,042	$4,559	$4,989

	December 31,

	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(45)	$1,025	$1,131
Equity securities	138	40	(11)
Mortgage loans on real estate	32	58	(82)
Derivatives	(4,626)	(3,441)	2,137
Other invested assets	144	189	62
Amounts credited to participating contract holders	79	(39)	(102)

Net realized investment and other gains (losses)	$(4,278)	$(2,168)	$3,135

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$80	$91	$100
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(91)	33	46
Equity securities held-for-trading	4	9	(10)
Derivatives	(2,661)	(1,941)	2,687
Gross gains on sales of available-for-sale securities	589	1,284	1,619
Gross losses on sales of available-for-sale securities	(774)	199	291
Other-than-temporary impairments on available-for-sale securities	76	95	70

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2013		2012

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$20	$111	$71	$138

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2013			2012

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$281	$-	$-	$341	$-	$-
Real estate limited partnerships (4)	982	262	262	1,158	314	323
Timber funds (5)	2,758	172	212	3,601	478	496

Total	$4,021	$434	$474	$5,100	$792	$819

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “Timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2013	$-	$808	$145	$953
Acquisition	4	-	-	4
Impairment	-	-	-	-

Balance at December 31, 2013	$4	$808	$145	$957

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$808	$145	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$808	$145	$953

In 2013 and 2012, the Company had no goodwill impairments. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. The impairment was reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$1,196	$1,321	$1,959
Amortization	(108)	(224)	(389)
Change due to unrealized investment gains (losses)	95	136	(249)
Reinsurance recapture (1)	-	(37)	-

Balance, end of year	$1,183	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$101
2015	100
2016	95
2017	90
2018	84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2013
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	4	-	4
Subject to amortization:
Distribution networks	401	(88)	313
Other investment management contracts	56	(34)	22

Total	$1,356	$(122)	$1,234

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $17 million, $16 million, and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangible assets is expected to be approximately $18 million in 2014, $17 million in 2015, $16 million in 2016, $16 million in 2017, and $16 million in 2018.

During 2013 and 2011, the Company had no other intangible assets impairments. During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$5,767	$6,111	$8,657
Capitalization	631	715	755
Amortization	298	(1,084)	(2,330)
Change due to unrealized investment gains	814	25	(971)

Balance, end of year	$7,510	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$146	$187	$321
Capitalization	24	4	11
Amortization	108	(77)	(122)
Change due to unrealized investment gains	(11)	32	(23)

Balance, end of year	$267	$146	$187

Note 6 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreements were $444 million, $482 million, and $457 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable to MFC and MLI of $11 million and $17 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Other

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2013 and 2012, the Company managed approximately $13,108 million and $8,947 million of affiliated assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2013 and 2012, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $19 million and $84 million, respectively.

The Company also has certain debt and reinsurance agreements with affiliates. These are more fully described in the Reinsurance note and Debt and the Line of Credit note.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. dollar London Interbank Bid Rate (“LIBID”) and interest payable in Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2013	2012

	(in millions)
The Manufacturers Investment Corporation	$313	$100
John Hancock Financial Corporation	36	89
Manulife Reinsurance Limited	7	35
Manulife Reinsurance (Bermuda) Ltd.	81	89
Manulife Hungary Holdings KFT.	-	5
John Hancock Life Insurance Company Vermont	16	18
John Hancock Reassurance Company, Ltd.	21	15
John Hancock Insurance Agency, Inc.	17	10

Total	$491	$361

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums earned
Direct	$3,203	$3,591	$3,782
Assumed	752	1,127	1,188
Ceded	(1,658)	(1,919)	(1,974)

Net	$2,297	$2,799	$2,996

Benefits to policyholders ceded	$2,536	$3,101	$2,770

Affiliated Reinsurance

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$603	$614	$703
Benefits ceded	786	722	792
Amounts due from and held for affiliates	-	1
Reinsurance recoverable	6,517	6,269
Amounts due to affiliates	140	149
Coinsurance funds withheld	5,888	5,995
Other Payables	(48)	34

On December 9, 1997, the Company entered into reinsurance agreements with JHRECO to reinsure certain portions of its long-term care insurance and group annuity contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a coinsurance funds withheld and a modified coinsurance funds withheld basis where the related financial assets remain invested at the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations. The total

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

settlement amount was $59 million and $78 million for the years ended December 31, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded reserves.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	15	40	23
Amounts due from and held for affiliates	349	22
Reinsurance recoverable	1,233	1,083
Amounts due to affiliates	55	112
Coinsurance funds withheld	-	267
Unearned revenue	786	1,046
Invested assets held in trust	2,561	2,484

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, MRBL, to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations. The Company paid MRBL $1,174 million and $259 million for the years ended December 31, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets.

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is ($2,629) million, ($442) million and $3,221 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $284 million, which resulted in a pre-tax gain of $173 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturity securities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $426 million pre-tax gain which was deferred and included in reinsurance recoverable. During 2013, JHUSA novated approximately 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded approximately $321 million in the Consolidated Statement of Operations to recognize the deferred gain. In 2014, the Company completed the novation of the remaining 5% of the agreements and will record approximately $18 million to the Consolidated Statement of Operations.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated other comprehensive income will be amortized into investment income as a yield adjustment when the payments are made.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedge accounting relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in non-qualifying hedge accounting relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedge accounting relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other non-qualifying hedge accounting relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedge accounting relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in non-qualifying hedge accounting relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$8,026	$461	$526	$9,336	$739	$1,048
	Foreign currency swaps	183	-	93	232	-	157

Cash flow hedges	Interest rate swaps	15,053	931	741	13,232	2,669	73
	Foreign currency swaps	502	3	70	1,763	147	255
	Foreign currency forwards	124	-	1	182	9	-
	Equity total return swaps	28	15	-	29	3	2

Total Derivatives in Hedge Accounting Relationships		$23,916	$1,410	$1,431	$24,774	$3,567	$1,535

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$116,391	$5,898	$3,846	$94,343	$8,094	$3,378
	Interest rate treasury locks	5,425	-	385	-	-	-
	Interest rate options	2,683	21	-	1,323	43	-
	Interest rate futures	2,939	-	-	3,987	-	-
	Foreign currency swaps	2,516	114	133	1,463	121	150
	Foreign currency forwards	11	-	-	40	1	-
	Foreign currency futures	968	-	-	1,860	-	-
	Equity total return swaps	31	21	-	63	2	4
	Equity options	3,228	248	-	45	5	1
	Equity index futures	4,771	-	-	9,107	-	-
	Credit default swaps	315	8	-	265	6	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	2,329	-	14	3,371
	Embedded derivatives – participating pension contracts (1)	-	-	115	-	-	129
	Embedded derivatives – benefit guarantees (1)	-	1,230	257	-	2,701	1,217

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		139,278	7,540	7,065	112,496	10,987	8,250

Total Derivatives (2)		$163,194	$8,950	$8,496	$137,270	$14,554	$9,785

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 2013 and 2012, respectively.

	December 31, 2013		December 31, 2012
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$7,720	$8,124	$11,853	$8,439
Non-reinsurance embedded derivatives	1,230	372	2,701	1,346

Total derivatives	8,950	8,496	14,554	9,785
Netting adjustments (a)	(1,098)	(3,870)	(3,535)	(3,367)
Assets and cash collateral used to offset asset/liabilities	(4,469)	(995)	(3,382)	(1,408)
Affiliate reinsurance related to embedded derivatives (b)	(363)	(2,242)	(1,317)	(3,223)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,020	$1,389	$6,320	$1,787

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and counterparty where more than one derivative contract exists between the two entities.
(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$537	$(555)	$(18)
	Fixed-rate liabilities	(340)	318	(22)
Foreign currency swaps	Fixed-rate assets	34	(31)	3
	Fixed-rate liabilities	-	-	-

Total		$231	$(268)	$(37)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign currency swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2011, certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

During 2012, the Company completed a review of the investment strategy for JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(898)	$325	$-
	Floating rate assets	(11)	-	-
	Inflation indexed liabilities	(58)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	20	(1)	-
	Floating rate assets	1	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(7)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	9	-	-

	Total	$(944)	$324	$-

Year ended December 31, 2012
Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	7	-	-

	Total	$648	$209	$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

The Company anticipates that pre-tax net gains of approximately $90 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 33 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(3,036)	$(336)	$3,230
Interest rate treasury locks	(385)	-	-
Interest rate options	(46)	(8)	1
Interest rate futures	82	(53)	(237)
Foreign currency swaps	5	(32)	17
Foreign currency forwards	4	(5)	(10)
Foreign currency futures	74	-	16
Equity total return swaps	(16)	7	(1)
Equity options	(36)	-	-
Equity index futures	(1,982)	(1,555)	(318)
Credit default swaps	-	1	-
Embedded derivatives	212	(1,730)	153

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$(5,124)	$(3,711)	$2,851

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2013 and 2012, respectively.

	December 31, 2013			December 31, 2012

	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$35	$1	3	$25	$1	4
AA	95	3	3	85	2	4
A	185	4	3	145	3	4
BBB	-	-		10	-	5

Total CDS protection sold	$315	$8		$265	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company held no purchased credit protection at December 31, 2013 and 2012. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 3 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company accepted collateral consisting of cash of $702 million and $2,142 million and various securities with a fair value of $2,425 million and $5,430 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements and credit default swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Note 9 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$9,781	$8,346
Net amount at risk related to deposits	174	182
Average attained age of contract holders	53	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,475	$24,553
Net amount at risk — net of reinsurance	33	64
Average attained age of contract holders	66	66

Return of net deposits plus a minimum return
In the event of death
Account value	$557	$542
Net amount at risk — net of reinsurance	265	305
Average attained age of contract holders	71	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,711	$25,350
Net amount at risk — net of reinsurance	160	265
Average attained age of contract holders	67	66

Guaranteed Minimum Income Benefit
Account value	$4,678	$4,816
Net amount at risk — net of reinsurance	30	40
Average attained age of contract holders	65	65

Guaranteed Minimum Withdrawal Benefit
Account value	$40,205	$38,613
Net amount at risk	407	774
Average attained age of contract holders	66	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$31,223	$28,537
Balanced	22,921	21,539
Bond	6,755	7,557
Money Market	906	1,407

Total	$61,805	$59,040

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$229	$179	$1,310	$1,718
Incurred guarantee benefits	(32)	(65)	-	(97)
Other reserve changes	1	(38)	(1,002)	(1,039)

Balance at December 31, 2013	198	76	308	582
Reinsurance recoverable	(47)	(1,074)	(259)	(1,380)

Net balance at December 31, 2013	$151	$(998)	$49	$(798)

Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services – Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Department of Insurance and Financial Services.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2013 and 2012.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$8,129	$8,258
Policyholders’ funds	71	74
Policyholder dividends payable	155	162
Other closed block liabilities	698	659

Total closed block liabilities	9,053	9,153

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$2,988; 2012—$2,733)	3,217	3,163
Mortgage loans on real estate	483	519
Investment real estate	722	710
Policy loans	1,585	1,589
Other invested assets	4	5

Total investments	6,011	5,986

Cash borrowings, cash, and cash equivalents	(489)	(513)
Accrued investment income	100	101
Amount due from and held for affiliates	2,076	2,047
Other closed block assets	486	588

Total assets designated to the closed block	8,184	8,209

Excess of closed block liabilities over assets designated to the closed block	869	944
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $268 and $322, respectively	497	597
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $81 and $111, respectively	(150)	(206)
Foreign currency translation adjustment	(51)	(79)

Total amounts included in accumulated other comprehensive income	296	312

Maximum future earnings to be recognized from closed block assets and liabilities	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$499	$538	$558
Net investment income	291	339	331
Net realized investment income and other gains (losses)	265	111	67

Total revenues	1,055	988	956

Benefits and Expenses
Benefits to policyholders	575	656	668
Policyholder dividends	313	331	354
Amortization of deferred policy acquisition costs	-	94	14
Other closed block operating costs and expenses	27	29	29

Total benefits and expenses	915	1,110	1,065

Revenues, net of benefits and expenses	140	(122)	(109)
Income tax expense (benefit)	49	(43)	(41)

Revenues (losses), net of benefits and expenses and income taxes	$91	$(79)	$(68)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$1,256	$1,177
Revenues, net of benefits and expenses and income taxes	(91)	79

End of period	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$10,229	$10,488
Policyholders’ funds	1,401	1,446
Policyholder dividends payable	325	324
Other closed block liabilities	246	418

Total closed block liabilities	12,201	12,676

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$6,174; 2012—$6,198)	6,353	6,839
Equity securities:
Available-for-sale—at fair value (cost: 2013—$4; 2012—$6)	8	9
Mortgage loans on real estate	1,982	2,176
Policy loans	1,504	1,449
Other invested assets	80	88

Total investments	9,927	10,561

Cash borrowings, cash, and cash equivalents	88	154
Accrued investment income	120	128
Other closed block assets	78	88

Total assets designated to the closed block	10,213	10,931

Excess of closed block liabilities over assets designated to the closed block	1,988	1,745
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $65 and $229, respectively	121	425

Maximum future earnings to be recognized from closed block assets and liabilities	$2,109	$2,170

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$442	$514	$577
Net investment income	512	555	576
Net realized investment income and other gains (losses)	25	65	73

Total revenues	979	1,134	1,226

Benefits and Expenses
Benefits to policyholders	600	665	729
Policyholder dividends	263	289	412
Other closed block operating costs and expenses	22	12	52

Total benefits and expenses	885	966	1,193

Revenues, net of benefits and expenses	94	168	33
Income tax expense (benefit)	33	59	12

Revenues, net of benefits and expenses and income taxes	$61	$109	$21

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$2,170	$2,279
Revenues, net of benefits and expenses and income taxes	(61)	(109)

End of period	$2,109	$2,170

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2013	2012

	(in millions)
Long-term debt:
Surplus notes, 7.38% maturing in 2024	$472	$472
Fixed rate notes payable, interest ranging from 3.5% to 13.84% due in varying amounts to 2017	49	62
Less short-term debt	(49)	(14)

Total long-term debt	$472	$520

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2014—$49 million; 2015—$0 million; 2016—$0 million; 2017—$0 million; 2018—$0 million; and thereafter—$472 million .

Interest expense on debt, included in other operating costs and expenses, was $38 million, $41 million, and $46 million in 2013, 2012 and 2011, respectively. Interest paid on debt was $37 million, $38 million, and $43 million in 2013, 2012 and 2011, respectively.

The fixed rate notes payable includes $35 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Director of the Department of Insurance and Financial Services (the “Director”).

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions. Interest ranging from 0.8% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2014—$239 million; 2015—$150 million; 2016— $67 million; 2017—$8 million; 2018—$44 million; and thereafter—$162 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $29 million, $34 million, and $42 million in 2013, 2012 and 2011, respectively. Interest paid amounted to $30 million, $36 million, and $42 million in 2013, 2012 and 2011, respectively.

Line of Credit

At December 31, 2013, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2013. At December 31, 2013, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2013, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

At December 31, 2013, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

Affiliated Debt and Loan Transactions

Affiliated debt and loan transactions are included in amounts due to affiliates or due from affiliates, respectively on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The notes mature on March 31, 2033. The interest rate is fixed at 7%, and interest is payable semi-annually. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $2 million, and $0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The issuance of the above surplus notes by the Company was approved by the Director, and any payments of interest or principal on the surplus notes require the prior approval of the Director. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $4 million, and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 28, 2013, the maturity date was extended for a period of one year to June 28, 2014 with the terms noted above. Interest expense was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million and $0 million for the years ended December 31, 2013 and 2012, respectively.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Domestic	$2,326	$(766)	$(1,143)

Income (loss) before income taxes	$2,326	$(766)	$(1,143)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$213	$(255)	$(233)
State	2	-	1

Total	215	(255)	(232)

Deferred taxes:
Federal	606	(378)	(100)
State	-	-	-

Total	606	(378)	(100)

Total income tax expense (benefit)	$821	$(633)	$(332)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$814	$(268)	$(400)
Add (deduct):
Prior year taxes	18	(61)	27
Tax credits	(64)	(76)	(74)
Tax-exempt investment income	(6)	(29)	(31)
Lease income	147	27	1
Dividend received deduction	(109)	(113)	(102)
Change in tax reserves	(49)	(128)	67
Goodwill impairment	-	-	175
Valuation allowance	50	-	-
Foreign tax expense gross-up	9	10	3
Other	11	5	2

Total income tax expense (benefit)	$821	$(633)	$(332)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$1,147	$2,401
Net operating loss carryforwards	928	661
Net capital loss carryforwards	-	-
Tax credits	878	831
Unearned revenue	601	523
Deferred compensation	66	53
Accrued interest	150	414
Policyholder dividends payable	84	91
Other	77	91

Sub-total deferred tax assets	3,931	5,065
Valuation allowance	(50)	-

Total deferred tax assets	3,881	5,065

Deferred tax liabilities
Unrealized investment gains on securities	1,091	2,954
Deferred policy acquisition costs	1,927	1,606
Intangible assets	904	946
Premiums receivable	33	36
Deferred sales inducements	103	57
Deferred gains	451	527
Securities and other investments	2,100	2,969
Other	230	188

Total deferred tax liabilites	6,839	9,283

Net deferred tax liabilities	$2,958	$4,218

At December 31, 2013, the Company had $2,652 million of net operating loss carryforwards which will expire between 2023 and 2028. At December 31, 2013, the Company had $878 million of tax credits, which consist of $661 million of general business credits, $206 million of foreign tax credits, and $11 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2033. The foreign tax credits begin to expire in tax year 2013 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2013. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

In 2013, the Company received income tax refunds of $200 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $760 million to the Internal Revenue Service (“IRS”). In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

agreement and made income tax payments of $43 million to the IRS. In 2011, the Company received income tax refunds of $181 million from subsidiaries under the inter-company tax sharing agreement and received income tax refunds of $20 million from the IRS.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001 and the Company has resolved all issues with the IRS except leveraged leases, for which the Company filed a petition in the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$3,226	$2,477
Additions based on tax positions related to the current year	140	350
Payments	(565)	-
Additions for tax positions of prior years	23	616
Reductions for tax positions of prior years	(2,173)	(217)

Balance, end of year	$651	$3,226

Included in the balances as of December 31, 2013 and 2012, respectively, are $164 million and $237 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2013 and 2012, respectively, are $487 million and $2,989 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued and penalties in income tax expense. The Company recognized approximately $12 million and $34 million of interest benefit for the years ended December 31, 2013 and 2012, respectively, and $161 million of interest expense for the year ended December 31, 2011. The Company had approximately $422 million and $1,157 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,328 million and $126 million, respectively, at December 31, 2013. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 46% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $17 million, $18 million and $20 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2014	36	14
2015	20	3
2016	12	-
2017	9	-
2018	6	-
Thereafter	361	-

Total	444	17

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2013.

Contingencies. The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion in the litigation between John Hancock and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment (net of deferred income tax expense of $0)			13		13
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(50)		(50)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$3,091	$2,391	$(81)	$4	$5,405
Gross unrealized investment losses (net of deferred income tax benefit of $1,698)	(3,152)				(3,152)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $66)	(123)				(123)
Adjustment for policyholder liabilities (net of deferred income tax expense of $260)	481				481
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $325)	603				603

Net unrealized investment losses	(2,191)				(2,191)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(11)		(11)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $509)		(944)			(944)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $175)		(324)			(324)

Balance at December 31, 2013	$900	$1,123	$(92)	$4	$1,935

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts Reclassified from AOCI (1)

	Year Ended December 31, 2013	Affected Line Item in Consolidated Statement of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$195	Other net realized investment and other gains (losses)
OTTI	(6)	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	189
Income tax (expense) benefit	(66)

Net realized gains (losses), net of income tax	$123

Unrealized gains (losses) on derivatives—cash flow hedges:
Interest rate swaps	$500	Other net realized investment and other gains (losses)
Foreign currency swaps	(2)	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	498
Income tax (expense) benefit	(174)

Net gains (losses) on cash flow hedges, net of income tax	$324

Foreign currency translation adjustment:
Foreign currency translation adjustment, before income tax	$-	Other net realized investment and other gains (losses)
Income tax (expense) benefit	-

Foreign currency translation adjustment, net of income tax	$-

Total reclassifications for the year, net of income tax	$447

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,

	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$2,283	$7,378	$5,932
Equity securities	513	471	365
Other investments	19	5	33

Total (1)	2,815	7,854	6,330
Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(714)	(1,642)	(1,824)
Policyholder liabilities	(716)	(1,456)	(1,070)
Deferred income taxes	(485)	(1,665)	(1,203)

Total	(1,915)	(4,763)	(4,097)

Net unrealized investment gains (losses)	$900	$3,091	$2,233

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Reinsurance Note for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, JHUSA, JHNY and JHLH met the minimum RBC requirements.

Company	State of Domicile	Statutory Net Income (Loss)		Statutory Capital and Surplus

	(in millions)
		2013	2012	2013	2012

JHUSA	Michigan	$3,015	$221	$5,809	$5,794
JHNY	New York	466	69	1,284	1,005
JHLH	Massachusetts	82	12	683	665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid a shareholder dividend of $300 million to MIC in 2013. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Insurance Commissioner. Massachusetts law also limits the amount of total shareholder dividends that a life insurer may pay within a rolling 12-month period, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31. JHLH paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Note 15 — Pension and Other Postretirement Benefit Plans

Retirement Plans. The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $42 million, $59 million and $41 million in 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $16 million, $7 million and $6 million in 2013, 2012 and 2011, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains separate rabbi trusts for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $406 million and $439 million at December 31, 2013 and 2012, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans. The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was $19 million, $19 million and $19 million in 2013, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

Deferred Compensation Plan. The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2013 and 2012 was $89 million and $76 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan at December 31, 2013 and 2012 was $18 million and $17 million, respectively.

Postretirement Benefit Plan. The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum. The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants.

Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate claim payments to participants in these plans. The expense for this plan was $32 million, $30 million, and $46 million in 2013, 2012 and 2011, respectively.

Note 16 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, equity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, debt and affiliated debt, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, funding agreements, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, funding agreements, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Debt and Affiliated Debt

The fair value of the Company’s short-term and long-term debt and affiliated debt transactions is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Short-term debt and long-term debt includes fixed rate notes. Affiliated debt includes variable and fixed rate notes receivable from and payable to related parties.

Consumer Notes

The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$39,185	$39,185	$-	$36,272	$2,913
Commercial mortgage-backed securities	781	781	-	496	285
Residential mortgage-backed securities	167	167	-	4	163
Collateralized debt obligations	53	53	-	5	48
Other asset-backed securities	1,025	1,025	-	1,002	23
U.S. Treasury and agency securities	8,881	8,881	-	8,876	5
Obligations of states and political subdivisions (6)	4,630	4,630	-	4,491	139
Debt securities issued by foreign governments	1,553	1,553	-	1,553	-

Total fixed maturity securities available-for-sale	56,275	56,275	-	52,699	3,576

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	965	965	-	930	35
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	28	28	-	28	-
U.S. Treasury and agency securities	69	69	-	69	-
Obligations of states and political subdivisions (6)	80	80	-	71	9
Debt securities issued by foreign governments	14	14	-	14	-

Total fixed maturity securities held-for-trading	1,216	1,216	-	1,161	55

Equity securities available-for-sale	191	191	191	-	-
Equity securities held-for-trading	284	284	284	-	-
Short-term investments	2,892	2,892	-	2,892	-
Other invested assets (2)	375	375	-	-	375
Derivative assets (3):
Interest rate swaps	7,290	7,290	-	7,283	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	117	117	-	117	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	36	36	-	-	36
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	8	8	-	8	-
Embedded derivatives (4):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (7)	1,230	1,230	-	-	1,230
Assets held in trust (8)	2,565	2,565	928	1,595	42
Separate account assets	154,258	154,258	146,845	5,194	2,219

Total assets at fair value	$227,006	$227,006	$148,248	$70,975	$7,783

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$5,113	$5,113	$-	$5,113	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	296	296	-	277	19
Foreign currency forwards	1	1	-	1	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	2,329	2,329	-	2,329	-
Participating pension contracts	115	115	-	115	-
Benefit guarantees (7)	257	257	-	-	257

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account liabilities	154,258	154,258	146,845	5,194	2,219

Total liabilities at fair value	$162,754	$162,754	$146,845	$13,029	$2,880

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$41,693	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	1,394	-	1,166	228
Residential mortgage-backed securities	242	242	-	4	238
Collateralized debt obligations	106	106	-	6	100
Other asset-backed securities	894	894	-	847	47
U.S. Treasury and agency securities	12,095	12,095	-	12,095	-
Obligations of states and political subdivisions (6)	5,394	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	1,467	-	1,467	-

Total fixed maturity securities available-for-sale	63,285	63,285	-	58,420	4,865

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	997	997	-	955	42
Commercial mortgage-backed securities	145	145	-	134	11
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	2	2	-	1	1
Other asset-backed securities	24	24	-	23	1
U.S. Treasury and agency securities	190	190	-	190	-
Obligations of states and political subdivisions (6)	81	81	-	70	11
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	1,441	1,441	-	1,374	67

Equity securities available-for-sale	386	386	386	-	-
Equity securities held-for-trading	252	252	252	-	-
Short-term investments	2,145	2,145	-	2,145	-
Other invested assets (2)	367	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	11,502	-	11,484	18
Interest rate treasury locks	-	-	-	-	-
Interest rate options	43	43	-	-	43
Interest rate futures	-	-	-	-	-
Foreign currency swaps	268	268	-	268	-
Foreign currency forwards	10	10	-	10	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	5	5	-	-	5
Equity options	5	5	-	5	-
Equity index futures	-	-	-	-	-
Credit default swaps	6	6	-	6	-
Embedded derivatives (4):
Reinsurance contracts	14	14	-	14	-
Benefit guarantees (7)	2,701	2,701	-	-	2,701
Assets held in trust (8)	2,487	2,487	886	1,546	55
Separate account assets	140,626	140,626	132,994	5,409	2,223

Total assets at fair value	$225,543	$225,543	$134,518	$80,681	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$4,499	$-	$4,498	$1
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	562	562	-	517	45
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	6	6	-	-	6
Equity options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	3,371	-	3,371	-
Participating pension contracts	129	129	-	129	-
Benefit guarantees (7)	1,217	1,217	-	-	1,217
Separate account liabilities	140,626	140,626	132,994	5,409	2,223

Total liabilities at fair value	$150,411	$150,411	$132,994	$13,925	$3,492

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturity securities available-for-sale exclude leveraged leases of $1,723 million and $1,711 million at December 31, 2013 and 2012, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $5,113 million and $4,488 million at December 31, 2013 and 2012, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(7)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.
(8)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Reinsurance Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,412	$14,535	$-	$-	$14,535
Policy loans	5,405	5,405	-	5,405	-
Cash and cash equivalents	2,541	2,541	2,541	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$21,653	$22,776	$2,541	$5,700	$14,535

Liabilities
Consumer notes	$666	$685	$-	$-	$685
Debt	521	590	-	590	-
Policyholders’ funds	14,747	14,970	-	1,414	13,556
Affiliated debt	831	831	-	831	-

Total Liabilities	$16,765	$17,076	$-	$2,835	$14,241

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,192	$15,065	$-	$-	$15,065
Policy loans	5,264	5,264	-	5,264	-
Cash and cash equivalents	3,446	3,446	3,446	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$22,197	$24,070	$3,446	$5,559	$15,065

Liabilities
Consumer notes	$716	$757	$-	$-	$757
Debt	534	593	-	593	-
Policyholders’ funds	15,588	15,916	-	1,325	14,591
Affiliated debt	831	831	-	831	-

Total Liabilities	$17,669	$18,097	$-	$2,749	$15,348

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,689	$(66)	$(249)	$984	$-	$(41)	$(699)	$418	$(1,123)	$2,913	$-
Commercial mortgage-backed securities	228	(20)	36	85	-	(8)	(37)	3	(2)	285	-
Residential mortgage-backed securities	238	22	27	-	-	(54)	(70)	-	-	163	-
Collateralized debt obligations	100	28	4	-	-	(34)	(50)	-	-	48	-
Other asset-backed securities	47	8	(6)	2	-	-	(24)	-	(4)	23	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	5	-	-	-	-	-	-	5	-
Obligations of states and political subdivisions	563	-	(38)	153	-	-	(159)	-	(380)	139	-

Total fixed maturity securities available-for-sale	4,865	(28)	(221)	1,224	-	(137)	(1,039)	421	(1,509)	3,576	-

Fixed maturity securities held-for-trading:
Corporate debt securities	42	(9)	-	7	-	(5)	10	-	(10)	35	(3)
Commercial mortgage-backed securities	11	2	-	-	-	(3)	-	-	-	10	2
Residential mortgage-backed securities	1	-	-	-	-	-	-	-	-	1	-
Collateralized debt obligations	1	1	-	-	-	(1)	(1)	-	-	-	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-	-	-
Obligations of states and political subdivisions	11	(2)	-	-	-	-	-	-	-	9	(2)

Total fixed maturity securities held-for-trading	67	(8)	-	7	-	(9)	8	-	(10)	55	(3)

Other invested assets	367	20	6	109	-	(36)	(106)	51	(36)	375	(4)
Net derivatives	14	(452)	27	287	-	(6)	-	-	12	(118)	(175)
Net embedded derivatives (4)	1,484	(511)	-	-	-	-	-	-	-	973	(511)
Assets held in trust	55	3	(9)	11	-	(7)	-	-	(11)	42	-
Separate account assets/ liabilities (5)	2,223	161	-	31	-	(195)	-	-	(1)	2,219	1

Total	$9,075	$(815)	$(197)	$1,669	$-	$(390)	$(1,137)	$472	$(1,555)	$7,122	$(692)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2012	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturity securities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturity securities held-for-trading
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturity securities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9

Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets/liabilities (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturity securities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturity securities held-for-trading
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturity securities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14

Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets/ liabilities (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the years ended December 31, 2013 and 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and certain corporate operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$5,034	$2,185	$177	$7,396
Net investment income	3,104	1,477	461	5,042
Net realized investment and other gains (losses)	(1,043)	(2,847)	(388)	(4,278)
Inter-segment	-	-	-	-

Revenues	$7,095	$815	$250	$8,160

Net income (loss)	$200	$967	$338	$1,505

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$258	$91	$(9)	$340
Carrying value of investments under the equity method	3,976	855	243	5,074
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(205)	(94)	1	(298)
Goodwill impairment	-	-	-	-
Interest expense	-	-	38	38
Income tax expense (benefit)	79	273	469	821
Segment assets	101,993	170,106	24,430	296,529

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	101,334	163,135	25,905	290,374

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 consolidated financial statements through the date on which the consolidated financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

December 31, 2013

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Audited Financial Statements

December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the “Account”) comprised of the following sub-accounts,

500 Index Fund B Series NAV	M Large Cap Growth
Active Bond Trust Series NAV	M Large Cap Value
Blue Chip Growth Trust Series NAV	Mid Cap Index Trust Series NAV
Capital Appreciation Trust Series NAV	Mid Cap Stock Trust Series NAV
Equity Income Trust Series NAV	Mid Value Trust Series NAV
Financial Services Trust Series NAV	Money Market Trust B Series NAV
Fundamental All Cap Core Trust Series NAV	Real Estate Securities Trust Series NAV
Global Bond Trust Series NAV	Short Term Government Income Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Growth Trust Series NAV
High Yield Trust Series NAV	Small Cap Index Trust Series NAV
International Equity Index Trust B Series NAV	Small Cap Value Trust Series NAV
International Value Trust Series NAV	Total Bond Market Trust B Series NAV
Lifestyle Balanced Trust Series NAV	Total Return Trust Series NAV
M Capital Appreciation	Total Stock Index Trust Series NAV
M International Equity

as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account Q at December 31, 2013, and the results of their operations and changes in their owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2014

1

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Assets and Liabilities

December 31, 2013

	500 Index Trust B Series NAV	Active Bond Trust Series NAV	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series NAV	Equity Income Trust Series NAV	Financial Services Trust Series NAV
Total Assets
Investments at fair value	$54,947,743	$43,319,279	$31,566,789	$9,890,205	$39,684,921	$7,975,727

Net Assets
Contracts in accumulation	$54,877,942	$43,303,215	$31,496,521	$9,871,155	$39,684,921	$7,954,998
Contracts in payout (annuitization)	69,801	16,064	70,268	19,050	—	20,729

Total net assets	$54,947,743	$43,319,279	$31,566,789	$9,890,205	$39,684,921	$7,975,727

Units outstanding	1,906,680	2,487,566	2,113,850	1,456,448	1,802,282	384,837
Unit value	$28.82	$17.41	$14.93	$6.79	$22.02	$20.72

Shares	2,355,240	4,512,425	923,006	626,359	2,008,346	503,836
Cost	$37,207,653	$42,276,796	$16,982,000	$5,771,630	$29,392,891	$5,897,971

See accompanying notes.

2

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Assets and Liabilities

December 31, 2013

	Fundamental All Cap Core Trust Series NAV	Global Bond Trust Series NAV	Health Sciences Trust Series NAV	High Yield Trust Series NAV	International Equity Index Trust B Series NAV	International Value Trust Series NAV
Total Assets
Investments at fair value	$56,601,678	$9,317,649	$11,369,138	$9,774,463	$15,037,245	$14,469,463

Net Assets
Contracts in accumulation	$56,540,300	$9,288,359	$11,225,900	$9,632,912	$15,011,789	$14,469,463
Contracts in payout (annuitization)	61,378	29,290	143,238	141,551	25,456	—

Total net assets	$56,601,678	$9,317,649	$11,369,138	$9,774,463	$15,037,245	$14,469,463

Units outstanding	4,547,713	508,083	317,142	541,348	819,524	921,717
Unit value	$12.45	$18.34	$35.85	$18.06	$18.35	$15.70

Shares	2,737,025	755,689	387,232	1,618,288	877,831	985,658
Cost	$38,187,584	$9,753,143	$8,307,948	$9,607,483	$12,957,878	$11,196,035

See accompanying notes.

3

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Balanced Trust Series NAV	M Capital Appreciation (a)	M International Equity (a)	M Large Cap Growth (a)	M Large Cap Value (a) (b)	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$90,743,833	$233,817	$229,195	$277,670	$148,497	$3,681,871

Net Assets
Contracts in accumulation	$90,631,005	$233,817	$229,195	$277,670	$148,497	$3,681,871
Contracts in payout (annuitization)	112,828	—	—	—	—	—

Total net assets	$90,743,833	$233,817	$229,195	$277,670	$148,497	$3,681,871

Units outstanding	6,117,100	8,134	11,205	17,103	6,806	162,222
Unit value	$14.83	$28.75	$20.45	$16.24	$21.82	$22.70

Shares	6,613,982	7,870	17,429	11,223	10,784	168,738
Cost	$65,021,068	$160,399	$206,984	$165,277	$124,922	$2,868,910

(a)	Sub-account which invests in non-affiliated Trust.
(b)	Renamed on April 1, 2013. Previously known as M Business Opportunity.

See accompanying notes.

4

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Assets and Liabilities

December 31, 2013

	Mid Cap Stock Trust Series NAV	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Real Estate Securities Trust Series NAV	Short-Term Government Income Trust Series NAV	Small Cap Growth Trust Series NAV
Total Assets
Investments at fair value	$13,321,763	$13,469,754	$35,211,400	$12,486,496	$13,460,421	$15,236,056

Net Assets
Contracts in accumulation	$13,310,399	$13,456,309	$35,198,754	$12,477,725	$13,458,152	$15,236,056
Contracts in payout (annuitization)	11,364	13,445	12,646	8,771	2,269	—

Total net assets	$13,321,763	$13,469,754	$35,211,400	$12,486,496	$13,460,421	$15,236,056

Units outstanding	279,465	400,712	3,363,254	403,920	958,031	772,297
Unit value	$47.67	$33.61	$10.47	$30.91	$14.05	$19.73

Shares	628,682	966,267	35,211,400	907,449	1,076,834	1,182,006
Cost	$8,972,894	$9,927,268	$35,211,400	$9,120,980	$13,931,853	$11,498,376

See accompanying notes.

5

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Assets and Liabilities

December 31, 2013

	Small Cap Index Trust Series NAV	Small Cap Value Trust Series NAV	Total Bond Market Trust B Series NAV	Total Return Trust Series NAV	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$4,804,819	$29,721,989	$16,384,418	$10,872,410	$22,048,073

Net Assets
Contracts in accumulation	$4,804,819	$29,555,124	$16,384,418	$10,872,410	$22,042,365
Contracts in payout (annuitization)	—	166,865	—	—	5,708

Total net assets	$4,804,819	$29,721,989	$16,384,418	$10,872,410	$22,048,073

Units outstanding	225,652	591,510	985,869	728,590	1,057,293
Unit value	$21.29	$50.25	$16.62	$14.92	$20.85

Shares	303,335	1,141,397	1,623,827	802,392	1,290,871
Cost	$3,650,804	$19,813,384	$16,464,460	$11,392,777	$15,173,354

See accompanying notes.

6

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series NAV		Active Bond Trust Series NAV		Blue Chip Growth Trust Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$926,120	$506,631	$2,600,006	$2,215,315	$86,173	$37,263
Expenses:
Mortality and expense risk and administrative charges	(673,849)	(657,461)	(613,143)	(706,352)	(364,614)	(361,102)

Net investment income (loss)	252,271	(150,830)	1,986,863	1,508,963	(278,441)	(323,839)

Realized gains (losses) on investments:
Capital gain distributions received	105,684	—	—	366,814	—	—
Net realized gain (loss)	2,789,134	1,396,773	819,770	711,243	2,498,360	1,732,932

Realized gains (losses)	2,894,818	1,396,773	819,770	1,078,057	2,498,360	1,732,932

Unrealized appreciation (depreciation) during the period	10,780,197	5,722,550	(3,332,035)	1,900,480	7,347,832	3,054,455

Net increase (decrease) in contract owners’ equity from operations	13,927,286	6,968,493	(525,402)	4,487,500	9,567,751	4,463,548

Changes from principal transactions:
Purchase payments	166,851	208,219	173,238	230,912	94,274	201,066
Transfers between sub-accounts and the company	(814,174)	(970,492)	(326,904)	(340,692)	(34,704)	(912,140)
Withdrawals	(7,906,154)	(7,318,305)	(8,333,223)	(9,966,372)	(4,727,747)	(4,312,807)
Annual contract fee	(90,288)	(94,914)	(61,387)	(73,249)	(45,950)	(47,455)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,643,765)	(8,175,492)	(8,548,276)	(10,149,401)	(4,714,127)	(5,071,336)

Total increase (decrease) in contract owners’ equity	5,283,521	(1,206,999)	(9,073,678)	(5,661,901)	4,853,624	(607,788)
Contract owners’ equity at beginning of period	49,664,222	50,871,221	52,392,957	58,054,858	26,713,165	27,320,953

Contract owners’ equity at end of period	$54,947,743	$49,664,222	$43,319,279	$52,392,957	$31,566,789	$26,713,165

	2013	2012	2013	2012	2013	2012
Units, beginning of period	2,244,085	2,635,158	2,977,523	3,578,815	2,500,226	2,961,472
Units issued	20,717	19,595	86,966	136,522	75,605	52,453
Units redeemed	(358,122)	(410,668)	(576,923)	(737,814)	(461,981)	(513,699)

Units, end of period	1,906,680	2,244,085	2,487,566	2,977,523	2,113,850	2,500,226

See accompanying notes.

7

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Equity Income Trust Series NAV		Financial Services Trust Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$22,353	$17,715	$728,799	$792,507	$50,621	$58,253
Expenses:
Mortality and expense risk and administrative charges	(115,323)	(115,644)	(500,099)	(500,988)	(96,134)	(92,351)

Net investment income (loss)	(92,970)	(97,929)	228,700	291,519	(45,513)	(34,098)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	78,458	—
Net realized gain (loss)	647,435	444,239	111,073	(1,009,618)	421,739	(200,332)

Realized gains (losses)	647,435	444,239	111,073	(1,009,618)	500,197	(200,332)

Unrealized appreciation (depreciation) during the period	2,231,122	899,744	9,315,743	6,491,686	1,471,679	1,347,454

Net increase (decrease) in contract owners’ equity from operations	2,785,587	1,246,054	9,655,516	5,773,587	1,926,363	1,113,024

Changes from principal transactions:
Purchase payments	44,566	59,399	186,509	238,443	24,688	18,790
Transfers between sub-accounts and the company	212,622	(141,491)	(402,681)	(587,816)	69,776	(214,783)
Withdrawals	(1,644,858)	(1,439,681)	(7,257,630)	(6,369,726)	(1,157,214)	(1,095,439)
Annual contract fee	(13,451)	(14,058)	(72,292)	(76,685)	(12,775)	(13,101)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,401,121)	(1,535,831)	(7,546,094)	(6,795,784)	(1,075,525)	(1,304,533)

Total increase (decrease) in contract owners equity	1,384,466	(289,777)	2,109,422	(1,022,197)	850,838	(191,509)
Contract owners’ equity at beginning of period	8,505,739	8,795,516	37,575,499	38,597,696	7,124,889	7,316,398

Contract owners’ equity at end of period	$9,890,205	$8,505,739	$39,684,921	$37,575,499	$7,975,727	$7,124,889

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,719,186	2,013,809	2,190,844	2,610,432	444,407	532,193
Units issued	61,006	98,848	44,190	32,562	32,887	19,427
Units redeemed	(323,744)	(393,471)	(432,752)	(452,150)	(92,457)	(107,213)

Units, end of period	1,456,448	1,719,186	1,802,282	2,190,844	384,837	444,407

See accompanying notes.

8

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Global Bond Trust Series NAV		Health Sciences Trust Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$500,436	$378,455	$51,182	$939,171	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(653,081)	(608,865)	(141,663)	(175,437)	(134,810)	(116,642)

Net investment income (loss)	(152,645)	(230,410)	(90,481)	763,734	(134,810)	(116,642)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	867,645	618,376
Net realized gain (loss)	1,446,898	(293,422)	442,560	567,210	2,332,654	945,526

Realized gains (losses)	1,446,898	(293,422)	442,560	567,210	3,200,299	1,563,902

Unrealized appreciation (depreciation) during the period	13,960,793	10,225,474	(1,173,289)	(571,111)	1,062,385	807,006

Net increase (decrease) in contract owners’ equity from operations	15,255,046	9,701,642	(821,210)	759,833	4,127,874	2,254,266

Changes from principal transactions:
Purchase payments	167,091	213,355	25,617	31,776	75,348	32,661
Transfers between sub-accounts and the company	(988,158)	(1,241,001)	(736,324)	(333,761)	719,269	1,029,751
Withdrawals	(5,903,942)	(8,163,898)	(1,898,330)	(2,265,258)	(2,898,682)	(1,472,939)
Annual contract fee	(63,317)	(63,324)	(19,013)	(23,298)	(15,028)	(14,952)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,788,326)	(9,254,868)	(2,628,050)	(2,590,541)	(2,119,093)	(425,479)

Total increase (decrease) in contract owners equity	8,466,720	446,774	(3,449,260)	(1,830,708)	2,008,781	1,828,787
Contract owners’ equity at beginning of period	48,134,958	47,688,184	12,766,909	14,597,617	9,360,357	7,531,570

Contract owners’ equity at end of period	$56,601,678	$48,134,958	$9,317,649	$12,766,909	$11,369,138	$9,360,357

	2013	2012	2013	2012	2013	2012
Units, beginning of period	5,180,238	6,252,012	649,724	789,028	390,512	406,165
Units issued	37,993	59,425	28,843	88,634	81,113	132,793
Units redeemed	(670,518)	(1,131,199)	(170,484)	(227,938)	(154,483)	(148,446)

Units, end of period	4,547,713	5,180,238	508,083	649,724	317,142	390,512

See accompanying notes.

9

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Trust B Series NAV		International Value Trust Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$656,057	$847,530	$361,093	$186,671	$239,410	$339,372
Expenses:
Mortality and expense risk and administrative charges	(136,126)	(147,134)	(195,560)	(208,608)	(174,594)	(172,013)

Net investment income (loss)	519,931	700,396	165,533	(21,937)	64,816	167,359

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(562,557)	(373,569)	(908,601)	(1,886,538)	295,417	(133,090)

Realized gains (losses)	(562,557)	(373,569)	(908,601)	(1,886,538)	295,417	(133,090)

Unrealized appreciation (depreciation) during the period	777,672	1,490,341	2,593,971	4,348,783	2,627,821	2,122,787

Net increase (decrease) in contract owners’ equity from operations	735,046	1,817,168	1,850,903	2,440,308	2,988,054	2,157,056

Changes from principal transactions:
Purchase payments	26,263	28,432	89,043	67,929	35,292	47,699
Transfers between sub-accounts and the company	66,653	(41,175)	(344,181)	(384,360)	178,236	(808,204)
Withdrawals	(2,165,587)	(2,091,311)	(2,118,143)	(2,957,176)	(1,740,605)	(2,259,219)
Annual contract fee	(17,491)	(20,344)	(29,547)	(32,659)	(24,415)	(24,515)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,090,162)	(2,124,398)	(2,402,828)	(3,306,266)	(1,551,492)	(3,044,239)

Total increase (decrease) in contract owners equity	(1,355,116)	(307,230)	(551,925)	(865,958)	1,436,562	(887,183)
Contract owners’ equity at beginning of period	11,129,579	11,436,809	15,589,170	16,455,128	13,032,901	13,920,084

Contract owners’ equity at end of period	$9,774,463	$11,129,579	$15,037,245	$15,589,170	$14,469,463	$13,032,901

	2013	2012	2013	2012	2013	2012
Units, beginning of period	661,026	797,722	958,451	1,171,497	1,036,035	1,301,127
Units issued	47,405	46,911	21,790	31,982	35,807	25,417
Units redeemed	(167,083)	(183,607)	(160,717)	(245,028)	(150,125)	(290,509)

Units, end of period	541,348	661,026	819,524	958,451	921,717	1,036,035

See accompanying notes.

10

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced Trust Series NAV		M Capital Appreciation (a)		M International Equity (a)
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$2,518,604	$2,096,606	$—	$574	$5,258	$4,638
Expenses:
Mortality and expense risk and administrative charges	(1,161,587)	(1,235,419)	(3,050)	(2,482)	(3,297)	(3,180)

Net investment income (loss)	1,357,017	861,187	(3,050)	(1,908)	1,961	1,458

Realized gains (losses) on investments:
Capital gain distributions received	—	—	20,146	11,566	—	—
Net realized gain (loss)	4,670,295	4,783,296	2,890	(108)	(9,839)	(9,702)

Realized gains (losses)	4,670,295	4,783,296	23,036	11,458	(9,839)	(9,702)

Unrealized appreciation (depreciation) during the period	3,928,841	4,144,086	46,425	15,693	38,859	48,986

Net increase (decrease) in contract owners’ equity from operations	9,956,153	9,788,569	66,411	25,243	30,981	40,742

Changes from principal transactions:
Purchase payments	647,730	432,016	1,125	—	—	—
Transfers between sub-accounts and the company	1,430,806	(94,533)	(12,687)	3,320	5,479	(4,514)
Withdrawals	(13,882,496)	(16,318,793)	(5,805)	(430)	(45,292)	(11,220)
Annual contract fee	(120,216)	(129,332)	(59)	(51)	(322)	(316)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,924,176)	(16,110,642)	(17,426)	2,839	(40,135)	(16,050)

Total increase (decrease) in contract owners’ equity	(1,968,023)	(6,322,073)	48,985	28,082	(9,154)	24,692
Contract owners’ equity at beginning of period	92,711,856	99,033,929	184,832	156,750	238,349	213,657

Contract owners’ equity at end of period	$90,743,833	$92,711,856	$233,817	$184,832	$229,195	$238,349

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,962,673	8,195,681	8,740	8,560	13,667	14,617
Units issued	130,403	95,943	423	320	531	337
Units redeemed	(975,976)	(1,328,951)	(1,029)	(140)	(2,993)	(1,287)

Units, end of period	6,117,100	6,962,673	8,134	8,740	11,205	13,667

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	M Large Cap Growth (a)		M Large Cap Value (a) (b)		Mid Cap Index Trust Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$1,415	$105	$3,980	$1,051	$37,819	$50,659
Expenses:
Mortality and expense risk and administrative charges	(3,534)	(3,060)	(2,236)	(1,899)	(45,860)	(48,320)

Net investment income (loss)	(2,119)	(2,955)	1,744	(848)	(8,041)	2,339

Realized gains (losses) on investments:
Capital gain distributions received	13,289	—	12,345	—	180,519	360,737
Net realized gain (loss)	6,948	802	961	(756)	329,972	58,401

Realized gains (losses)	20,237	802	13,306	(756)	510,491	419,138

Unrealized appreciation (depreciation) during the period	56,743	37,445	25,752	19,762	460,143	141,759

Net increase (decrease) in contract owners’ equity from operations	74,861	35,292	40,802	18,158	962,593	563,236

Changes from principal transactions:
Purchase payments	—	—	—	—	18,736	9,843
Transfers between sub-accounts and the company	(14,619)	(1,516)	(11,403)	(333)	164,304	(221,295)
Withdrawals	(11,147)	(4,243)	(13,851)	(1,223)	(809,773)	(1,028,351)
Annual contract fee	(249)	(217)	(44)	(39)	(6,281)	(6,433)

Net increase (decrease) in contract owners’ equity from principal transactions	(26,015)	(5,976)	(25,298)	(1,595)	(633,014)	(1,246,236)

Total increase (decrease) in contract owners’ equity	48,846	29,316	15,504	16,563	329,579	(683,000)
Contract owners’ equity at beginning of period	228,824	199,508	132,993	116,430	3,352,292	4,035,292

Contract owners’ equity at end of period	$277,670	$228,824	$148,497	$132,993	$3,681,871	$3,352,292

	2013	2012	2013	2012	2013	2013
Units, beginning of period	18,808	19,366	8,141	8,246	195,872	273,585
Units issued	1	311	51	89	27,534	6,414
Units redeemed	(1,706)	(869)	(1,386)	(194)	(61,184)	(84,127)

Units, end of period	17,103	18,808	6,806	8,141	162,222	195,872

(a)	Sub-account which invests in non-affiliated Trust.
(b)	Renamed on April 1, 2013. Previously known as M Business Opportunity.

See accompanying notes.

12

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series NAV		Mid Value Trust Series NAV		Money Market Trust B Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$8,136	$—	$135,948	$109,360	$3,493	$16,643
Expenses:
Mortality and expense risk and administrative charges	(169,680)	(176,523)	(172,888)	(170,017)	(481,923)	(532,780)

Net investment income (loss)	(161,544)	(176,523)	(36,940)	(60,657)	(478,430)	(516,137)

Realized gains (losses) on investments:
Capital gain distributions received	222,136	—	848,960	954,860	1,796	2,905
Net realized gain (loss)	478,672	(133,974)	328,663	(308,568)	—	—

Realized gains (losses)	700,808	(133,974)	1,177,623	646,292	1,796	2,905

Unrealized appreciation (depreciation) during the period	3,375,208	2,875,214	2,206,084	1,519,920	—	—

Net increase (decrease) in contract owners’ equity from operations	3,914,472	2,564,717	3,346,767	2,105,555	(476,634)	(513,232)

Changes from principal transactions:
Purchase payments	81,347	65,195	64,492	150,931	174,505	195,465
Transfers between sub-accounts and the company	(491,916)	(254,440)	(345,443)	(327,694)	5,108,074	14,495,988
Withdrawals	(3,156,256)	(2,231,993)	(1,753,285)	(2,598,429)	(11,658,308)	(16,819,753)
Annual contract fee	(22,577)	(26,719)	(23,565)	(24,320)	(65,513)	(75,140)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,589,402)	(2,447,957)	(2,057,801)	(2,799,512)	(6,441,242)	(2,203,440)

Total increase (decrease) in contract owners’ equity	325,070	116,760	1,288,966	(693,957)	(6,917,876)	(2,716,672)
Contract owners’ equity at beginning of period	12,996,693	12,879,933	12,180,788	12,874,745	42,129,276	44,845,948

Contract owners’ equity at end of period	$13,321,763	$12,996,693	$13,469,754	$12,180,788	$35,211,400	$42,129,276

	2013	2012	2013	2012	2013	2012
Units, beginning of period	367,379	446,808	469,620	585,989	3,979,415	4,186,213
Units issued	13,015	8,223	9,283	11,533	665,078	1,684,282
Units redeemed	(100,929)	(87,652)	(78,191)	(127,902)	(1,281,239)	(1,891,080)

Units, end of period	279,465	367,379	400,712	469,620	3,363,254	3,979,415

See accompanying notes.

13

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Short-Term Government Income Trust Series NAV		Small Cap Growth Trust Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$266,308	$289,709	$291,566	$295,925	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(191,672)	(220,564)	(195,699)	(239,660)	(178,212)	(170,847)

Net investment income (loss)	74,636	69,145	95,867	56,265	(178,212)	(170,847)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	611,749	1,726,645
Net realized gain (loss)	828,631	646,318	(45,279)	24,187	269,968	23,447

Realized gains (losses)	828,631	646,318	(45,279)	24,187	881,717	1,750,092

Unrealized appreciation (depreciation) during the period	(963,283)	1,807,788	(355,387)	(100,715)	4,186,517	324,599

Net increase (decrease) in contract owners’ equity from operations	(60,016)	2,523,251	(304,799)	(20,263)	4,890,022	1,903,844

Changes from principal transactions:
Purchase payments	55,452	41,879	89,167	51,348	43,353	63,189
Transfers between sub-accounts and the company	(1,005,762)	(161,953)	545,803	204,437	20,035	(415,378)
Withdrawals	(2,416,694)	(3,910,032)	(3,476,599)	(3,526,973)	(2,124,308)	(2,156,659)
Annual contract fee	(22,756)	(26,205)	(26,457)	(35,400)	(22,663)	(23,608)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,389,760)	(4,056,311)	(2,868,086)	(3,306,588)	(2,083,583)	(2,532,456)

Total increase (decrease) in contract owners’ equity	(3,449,776)	(1,533,060)	(3,172,885)	(3,326,851)	2,806,439	(628,612)
Contract owners’ equity at beginning of period	15,936,272	17,469,332	16,633,306	19,960,157	12,429,617	13,058,229

Contract owners’ equity at end of period	$12,486,496	$15,936,272	$13,460,421	$16,633,306	$15,236,056	$12,429,617

	2013	2012	2013	2012	2013	2012
Units, beginning of period	508,313	645,872	1,151,283	1,412,841	895,729	1,074,865
Units issued	18,367	54,284	125,661	64,284	31,336	16,964
Units redeemed	(122,760)	(191,843)	(318,913)	(325,842)	(154,768)	(196,100)

Units, end of period	403,920	508,313	958,031	1,151,283	772,297	895,729

See accompanying notes.

14

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Value Trust Series NAV		Total Bond Market Trust B Series NAV
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$64,932	$84,580	$160,531	$242,379	$584,941	$348,893
Expenses:
Mortality and expense risk and administrative charges	(56,037)	(52,428)	(362,807)	(358,856)	(238,332)	(283,376)

Net investment income (loss)	8,895	32,152	(202,276)	(116,477)	346,609	65,517

Realized gains (losses) on investments:
Capital gain distributions received	304,634	708,903	1,459,816	1,273,089	—	—
Net realized gain (loss)	(14,287)	(166,810)	1,176,435	349,070	268,903	326,709

Realized gains (losses)	290,347	542,093	2,636,251	1,622,159	268,903	326,709

Unrealized appreciation (depreciation) during the period	1,106,372	5,396	5,305,224	2,233,748	(1,322,152)	219,674

Net increase (decrease) in contract owners’ equity from operations	1,405,614	579,641	7,739,199	3,739,430	(706,640)	611,900

Changes from principal transactions:
Purchase payments	14,585	11,043	80,155	99,678	97,266	117,584
Transfers between sub-accounts and the company	9,829	(108,329)	(277,335)	(1,426,649)	(371,669)	(166,071)
Withdrawals	(709,599)	(565,202)	(4,580,501)	(4,173,304)	(3,251,921)	(3,516,378)
Annual contract fee	(7,725)	(7,536)	(42,557)	(43,191)	(27,058)	(34,442)

Net increase (decrease) in contract owners’ equity from principal transactions	(692,910)	(670,024)	(4,820,238)	(5,543,466)	(3,553,382)	(3,599,307)

Total increase (decrease) in contract owners equity	712,704	(90,383)	2,918,961	(1,804,036)	(4,260,022)	(2,987,407)
Contract owners’ equity at beginning of period	4,092,115	4,182,498	26,803,028	28,607,064	20,644,440	23,631,847

Contract owners’ equity at end of period	$4,804,819	$4,092,115	$29,721,989	$26,803,028	$16,384,418	$20,644,440

	2013	2012	2013	2012	2013	2012
Units, beginning of period	263,355	308,547	701,627	863,382	1,203,194	1,419,008
Units issued	11,042	5,060	18,135	12,668	35,833	37,270
Units redeemed	(48,745)	(50,252)	(128,252)	(174,423)	(253,158)	(253,084)

Units, end of period	225,652	263,355	591,510	701,627	985,869	1,203,194

See accompanying notes.

15

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series NAV		Total Stock Market Index Trust Series NAV
	2013	2012	2013	2012
Income:
Dividend distributions received	$377,252	$293,514	$298,383	$309,014
Expenses:
Mortality and expense risk and administrative charges	(170,228)	(191,653)	(268,847)	(264,085)

Net investment income (loss)	207,024	101,861	29,536	44,929

Realized gains (losses) on investments:
Capital gain distributions received	272,905	—	285,053	51,892
Net realized gain (loss)	270,762	133,145	1,074,854	698,749

Realized gains (losses)	543,667	133,145	1,359,907	750,641

Unrealized appreciation (depreciation) during the period	(1,182,863)	753,171	4,370,759	1,962,176

Net increase (decrease) in contract owners’ equity from operations	(432,172)	988,177	5,760,202	2,757,746

Changes from principal transactions:
Purchase payments	40,771	42,988	56,647	41,712
Transfers between sub-accounts and the company	(539,435)	1,715,001	(365,171)	(749,494)
Withdrawals	(3,099,103)	(2,117,624)	(2,938,774)	(3,225,048)
Annual contract fee	(22,437)	(26,186)	(37,779)	(39,329)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,620,204)	(385,821)	(3,285,077)	(3,972,159)

Total increase (decrease) in contract owners equity	(4,052,376)	602,356	2,475,125	(1,214,413)
Contract owners’ equity at beginning of period	14,924,786	14,322,430	19,572,948	20,787,361

Contract owners’ equity at end of period	$10,872,410	$14,924,786	$22,048,073	$19,572,948

	2013	2012	2013	2012
Units, beginning of period	966,726	994,186	1,234,199	1,491,716
Units issued	58,954	130,691	14,512	9,435
Units redeemed	(297,090)	(158,151)	(191,418)	(266,952)

Units, end of period	728,590	966,726	1,057,293	1,234,199

See accompanying notes.

16

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the “Account”) is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-five sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”) and four sub-accounts which are exclusively invested in a corresponding portfolio of the M Funds (the “Non-affiliated Trust”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for different types of products. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets. At December 31, 2013, the sub-accounts issued only Series NAV units and were only invested in Series NAV shares of the Trust Portfolio.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

There were no sub-accounts closed or opened in 2013.

As of a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
M Business Opportunity	M Large Cap Value	4/1/2013

17

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements — (continued)

December 31, 2013

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Non-affiliated Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 1.00% and 1.70% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2013.

18

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements — (continued)

December 31, 2013

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust and the Non-affiliated Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2013.

19

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements — (continued)

December 31, 2013

5.	Fair Value Measurements (continued):

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$586,286,782
Level 2	—
Level 3	—

$586,286,782

As of December 31, 2013, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2013.

20

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments from the Portfolios of the Trust and the Outside Trusts during 2013 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series NAV	$1,489,397	$9,775,206
Active Bond Trust Series NAV	4,035,472	10,596,884
Blue Chip Growth Trust Series NAV	1,083,106	6,075,672
Capital Appreciation Trust Series NAV	467,143	1,961,233
Equity Income Trust Series NAV	1,564,599	8,881,994
Financial Services Trust Series NAV	711,053	1,753,634
Fundamental All Cap Core Trust Series NAV	939,797	7,880,769
Global Bond Trust Series NAV	575,029	3,293,559
Health Sciences Trust Series NAV	3,295,350	4,681,607
High Yield Trust Series NAV	1,471,364	3,041,595
International Equity Index Trust B Series NAV	712,475	2,949,770
International Value Trust Series NAV	732,967	2,219,644
Lifestyle Balanced Trust Series NAV	4,272,551	14,839,711
M Capital Appreciation (a)	28,897	29,226
M International Equity (a)	16,128	54,302
M Large Cap Growth (a)	14,716	29,561
M Large Cap Value (a) (b)	17,330	28,539
Mid Cap Index Trust Series NAV	778,855	1,239,391
Mid Cap Stock Trust Series NAV	748,111	4,276,920
Mid Value Trust Series NAV	1,244,488	2,490,270
Money Market Trust B Series NAV	6,919,805	13,837,679
Real Estate Securities Trust Series NAV	846,951	4,162,074
Short-Term Government Income Trust Series NAV	2,057,481	4,829,701
Small Cap Growth Trust Series NAV	1,119,580	2,769,626
Small Cap Index Trust Series NAV	563,805	943,185
Small Cap Value Trust Series NAV	2,295,949	5,858,646
Total Bond Market Trust B Series NAV	1,163,842	4,370,615
Total Return Trust Series NAV	1,538,944	4,679,219
Total Stock Market Index Trust Series NAV	845,931	3,816,418

(a)	Sub-account which invests in non-affiliated Trust.
(b)	Renamed on April 1, 2013. Previously known as M Business Opportunity.

21

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series NAV	2013	1,907	$25.78 to $20.46	$54,948	1.70% to 1.00%	1.76%	30.71% to 29.81%
	2012	2,244	19.72 to 15.76	49,664	1.70 to 1.00	0.98	14.65 to 13.86
	2011	2,635	17.20 to 13.84	50,871	1.70 to 1.00	1.63	0.85 to 0.15
	2010	3,334	17.05 to 13.82	63,725	1.70 to 1.00	1.63	13.71 to 12.92
	2009	4,288	15.00 to 12.24	72,584	1.70 to 1.00	2.09	25.10 to 24.22

Active Bond Trust Series NAV	2013	2,488	23.20 to 14.89	43,319	1.70 to 1.00	5.42	(0.80) to (1.49)
	2012	2,978	23.39 to 15.11	52,393	1.70 to 1.00	3.99	8.68 to 7.91
	2011	3,579	21.52 to 14.00	58,055	1.70 to 1.00	5.02	4.91 to 4.19
	2010	4,555	20.52 to 13.44	70,555	1.70 to 1.00	7.01	12.78 to 12.00
	2009	5,813	18.19 to 12.00	80,123	1.70 to 1.00	6.81	23.62 to 22.76

Blue Chip Growth Trust Series NAV	2013	2,114	65.57 to 22.44	31,567	1.70 to 1.00	0.30	40.03 to 39.05
	2012	2,500	46.83 to 16.14	26,713	1.70 to 1.00	0.13	17.22 to 16.41
	2011	2,961	39.95 to 13.86	27,321	1.70 to 1.00	0.01	0.44 to (0.26)
	2010	3,698	39.77 to 13.90	34,275	1.70 to 1.00	0.09	15.10 to 14.30
	2009	4,602	34.56 to 12.16	37,272	1.70 to 1.00	0.19	41.55 to 40.55

Capital Appreciation Trust Series NAV	2013	1,456	19.18 to 6.23	9,890	1.70 to 1.25	0.25	35.79 to 35.19
	2012	1,719	14.19 to 4.59	8,506	1.70 to 1.25	0.19	14.56 to 14.09
	2011	2,014	12.43 to 4.01	8,796	1.70 to 1.25	0.10	(1.13) to (1.57)
	2010	2,462	12.63 to 4.05	11,107	1.70 to 1.25	0.17	10.48 to 10.01
	2009	3,171	11.48 to 3.67	12,962	1.70 to 1.25	0.29	40.59 to 39.97

Equity Income Trust Series NAV	2013	1,802	21.23 to 16.16	39,685	1.70 to 1.25	1.88	28.43 to 27.86
	2012	2,191	16.61 to 12.58	37,575	1.70 to 1.25	2.04	16.02 to 15.51
	2011	2,610	14.38 to 10.84	38,598	1.70 to 1.25	1.66	(2.00) to (2.44)
	2010	3,479	14.74 to 11.06	52,510	1.70 to 1.25	1.81	13.80 to 13.29
	2009	4,463	13.01 to 9.72	59,214	1.70 to 1.25	2.11	24.19 to 23.63

Financial Services Trust Series NAV	2013	385	21.93 to 16.89	7,976	1.70 to 1.00	0.67	29.56 to 28.65
	2012	444	16.92 to 13.13	7,125	1.70 to 1.00	0.80	16.86 to 16.05
	2011	532	14.48 to 11.31	7,316	1.70 to 1.00	1.58	(10.29) to (10.92)
	2010	686	16.14 to 12.70	10,477	1.70 to 1.00	0.34	11.10 to 10.33
	2009	867	14.53 to 11.51	11,957	1.70 to 1.00	0.74	40.13 to 39.13

Fundamental All Cap Core Trust Series NAV	2013	4,548	22.04 to 19.85	56,602	1.70 to 1.00	0.97	34.51 to 33.58
	2012	5,180	16.38 to 14.86	48,135	1.70 to 1.00	0.78	22.44 to 21.59
	2011	6,252	13.38 to 12.22	47,688	1.70 to 1.00	1.02	(3.00) to (3.67)
	2010	7,718	13.80 to 12.69	61,065	1.70 to 1.00	1.15	18.36 to 17.53
	2009	9,487	11.66 to 10.80	63,645	1.70 to 1.00	1.38	27.07 to 26.18

Global Bond Trust Series NAV	2013	508	14.68 to 13.59	9,318	1.70 to 1.25	0.47	(6.72) to (7.13)
	2012	650	15.81 to 14.57	12,767	1.70 to 1.25	6.98	5.82 to 5.36
	2011	789	15.01 to 13.76	14,598	1.70 to 1.25	6.12	7.72 to 7.23
	2010	961	13.99 to 12.78	16,408	1.70 to 1.25	3.40	9.03 to 8.54
	2009	1,153	12.89 to 11.72	18,067	1.70 to 1.25	12.62	13.98 to 13.46

Health Sciences Trust Series NAV	2013	317	41.14 to 32.25	11,369	1.70 to 1.25	0.00	49.36 to 48.69
	2012	391	27.67 to 21.59	9,360	1.70 to 1.25	0.00	30.30 to 29.73
	2011	406	21.33 to 16.57	7,532	1.70 to 1.25	0.00	9.28 to 8.80
	2010	499	19.60 to 15.16	8,484	1.70 to 1.25	0.00	14.38 to 13.86
	2009	634	17.22 to 13.26	9,463	1.70 to 1.25	0.00	30.21 to 29.63

22

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
High Yield Trust Series NAV	2013	541	$18.39 to $17.03	$9,774	1.70% to 1.25%	6.32%	7.31% to 6.84%
	2012	661	17.22 to 15.87	11,130	1.70 to 1.25	7.50	17.59 to 17.07
	2011	798	14.71 to 13.50	11,437	1.70 to 1.25	7.88	(0.13) to (0.57)
	2010	1,073	14.79 to 13.52	15,436	1.70 to 1.25	34.66	12.33 to 11.83
	2009	1,411	13.22 to 12.03	18,090	1.70 to 1.25	10.79	52.59 to 51.90

International Equity Index Trust B Series NAV	2013	820	24.18 to 21.08	15,037	1.70 to 1.15	2.40	13.23 to 12.61
	2012	958	21.47 to 18.62	15,589	1.70 to 1.15	1.16	16.42 to 15.79
	2011	1,171	18.55 to 15.99	16,455	1.70 to 1.15	3.12	(14.98) to (15.44)
	2010	1,495	21.93 to 18.81	24,811	1.70 to 1.15	2.32	10.16 to 9.56
	2009	1,946	20.02 to 17.07	29,112	1.70 to 1.15	3.54	37.22 to 36.47

International Value Trust Series NAV	2013	922	21.08 to 15.30	14,469	1.70 to 1.00	1.78	24.96 to 24.08
	2012	1,036	16.99 to 12.25	13,033	1.70 to 1.00	2.55	18.17 to 17.36
	2011	1,301	14.48 to 10.36	13,920	1.70 to 1.00	2.29	(13.66) to (14.26)
	2010	1,585	16.88 to 12.00	19,789	1.70 to 1.00	1.92	8.05 to 7.54

Lifestyle Balanced Trust Series NAV	2013	6,117	21.91 to 16.89	90,744	1.70 to 1.00	2.75	11.77 to 10.99
	2012	6,963	19.60 to 15.22	92,712	1.70 to 1.00	2.15	10.79 to 10.02
	2011	8,196	17.69 to 13.83	99,034	1.70 to 1.00	3.03	(0.33) to (1.03)
	2010	10,438	17.75 to 13.98	127,199	1.70 to 1.00	2.50	10.67 to 9.89
	2009	13,196	16.04 to 12.72	145,673	1.70 to 1.00	4.01	29.60 to 28.69

M Capital Appreciation (a)	2013	8	33.37 to 25.29	234	1.70 to 1.15	0.00	37.61 to 36.86
	2012	9	24.38 to 18.38	185	1.70 to 1.15	0.33	16.10 to 15.46
	2011	9	21.12 to 15.83	157	1.70 to 1.15	0.00	(8.28) to (8.79)
	2010	15	23.15 to 17.26	276	1.70 to 1.15	0.21	25.55 to 24.87
	2009	17	18.54 to 13.75	259	1.70 to 1.15	0.04	46.90 to 46.11

M International Equity (a)	2013	11	22.49 to 18.67	229	1.70 to 1.15	2.25	15.00 to 14.36
	2012	14	19.67 to 16.24	238	1.70 to 1.15	2.02	19.31 to 18.66
	2011	15	16.57 to 13.61	214	1.70 to 1.15	2.28	(14.55) to (15.02)
	2010	26	19.50 to 15.93	428	1.70 to 1.15	3.16	3.42 to 2.85
	2009	29	18.96 to 15.40	456	1.70 to 1.15	2.97	23.85 to 23.17

M Large Cap Growth (a)	2013	17	24.74 to 13.03	278	1.70 to 1.15	0.56	34.59 to 33.86
	2012	19	18.48 to 9.68	229	1.70 to 1.15	0.05	17.96 to 17.31
	2011	19	15.75 to 8.21	200	1.70 to 1.15	0.00	(1.93) to (2.47)
	2010	21	16.15 to 8.37	218	1.70 to 1.15	0.40	21.65 to 20.99
	2009	19	13.35 to 6.88	170	1.70 to 1.15	0.71	35.83 to 35.09

M Large Cap Value (a) (b)	2013	7	22.51 to 19.02	148	1.70 to 1.15	2.69	32.68 to 31.96
	2012	8	17.06 to 14.33	133	1.70 to 1.15	0.83	15.96 to 15.33
	2011	8	14.79 to 12.36	116	1.70 to 1.15	0.37	(5.21) to (5.73)
	2010	8	15.69 to 13.04	123	1.70 to 1.15	0.72	8.03 to 7.44
	2009	8	14.60 to 12.07	115	1.70 to 1.15	0.89	23.15 to 22.48

Mid Cap Index Trust Series NAV	2013	162	26.89 to 21.80	3,682	1.70 to 1.25	1.07	31.44 to 30.85
	2012	196	20.55 to 16.58	3,352	1.70 to 1.25	1.35	16.08 to 15.57
	2011	274	17.78 to 14.29	4,035	1.70 to 1.25	0.65	(3.36) to (3.80)
	2010	358	18.48 to 14.78	5,483	1.70 to 1.25	1.08	24.49 to 23.94
	2009	411	14.91 to 11.87	5,069	1.70 to 1.25	1.05	35.04 to 34.43

Mid Cap Stock Trust Series NAV	2013	279	30.32 to 20.45	13,322	1.70 to 1.25	0.06	35.14 to 34.53
	2012	367	22.54 to 15.13	12,997	1.70 to 1.25	0.00	20.83 to 20.29
	2011	447	18.73 to 12.52	12,880	1.70 to 1.25	0.00	(10.29) to (10.70)
	2010	567	20.98 to 13.96	18,162	1.70 to 1.25	0.00	21.54 to 21.00
	2009	717	17.34 to 11.49	18,856	1.70 to 1.25	0.00	29.84 to 29.25

(a)	Sub-account which invests in non-affiliated Trust.
(b)	Renamed on April 1, 2013. Previously known as M Business Opportunity.

23

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Mid Value Trust Series NAV	2013	401	$32.70 to $30.18	$13,470	1.70% to 1.15%	1.05%	29.97% to 29.26%
	2012	470	25.16 to 23.35	12,181	1.70 to 1.15	0.86	18.19 to 17.55
	2011	586	21.29 to 19.86	12,875	1.70 to 1.15	0.70	(5.89) to (6.41)
	2010	782	22.62 to 21.22	18,227	1.70 to 1.15	1.95	14.84 to 14.20
	2009	1,011	19.70 to 18.58	20,623	1.70 to 1.15	0.65	44.59 to 43.80

Money Market Trust B Series NAV	2013	3,363	12.91 to 9.84	35,211	1.70 to 1.00	0.01	(1.02) to (1.74)
	2012	3,979	13.04 to 10.02	42,129	1.70 to 1.00	0.04	(0.96) to (1.65)
	2011	4,186	13.17 to 10.19	44,846	1.70 to 1.00	0.00	(0.97) to (1.63)
	2010	5,188	13.30 to 10.36	56,205	1.70 to 1.00	0.05	(0.95) to (1.67)
	2009	7,358	13.42 to 10.53	80,728	1.70 to 1.00	0.51	(0.51) to (1.21)

Real Estate Securities Trust Series NAV	2013	404	25.42 to 14.65	12,486	1.70 to 1.25	1.79	(1.29) to (1.74)
	2012	508	25.87 to 14.84	15,936	1.70 to 1.25	1.68	15.88 to 15.37
	2011	646	22.42 to 12.81	17,469	1.70 to 1.25	1.44	8.21 to 7.72
	2010	834	20.81 to 11.84	20,859	1.70 to 1.25	1.87	27.59 to 27.03
	2009	1,040	16.38 to 9.28	20,251	1.70 to 1.25	3.44	28.64 to 28.07

Short-Term Government Income Trust Series NAV	2013	958	12.96 to 10.01	13,460	1.70 to 1.15	1.95	(1.86) to (2.43)
	2012	1,151	13.20 to 10.26	16,633	1.70 to 1.15	1.62	0.05 to (0.53)
	2011	1,413	13.19 to 10.31	19,960	1.70 to 1.15	2.24	1.66 to 1.09
	2010	1,785	12.98 to 10.20	24,681	1.70 to 1.15	1.48	1.13 to 0.75

Small Cap Growth Trust Series NAV	2013	772	31.28 to 20.15	15,236	1.70 to 1.00	0.00	42.79 to 41.79
	2012	896	22.06 to 14.12	12,430	1.70 to 1.00	0.00	15.37 to 14.57
	2011	1,075	19.25 to 12.23	13,058	1.70 to 1.00	0.00	(7.72) to (8.37)
	2010	1,314	21.01 to 13.26	17,465	1.70 to 1.00	0.00	20.94 to 20.09
	2009	1,701	17.50 to 10.96	18,659	1.70 to 1.00	0.00	33.13 to 32.19

Small Cap Index Trust Series NAV	2013	226	21.29	4,805	1.25	1.45	37.03
	2012	263	15.54	4,092	1.25	2.01	14.63
	2011	309	13.55	4,182	1.25	1.09	(5.57)
	2010	423	14.35	6,073	1.25	0.55	24.86
	2009	487	11.49	5,597	1.25	0.81	25.13

Small Cap Value Trust Series NAV	2013	592	54.72 to 32.32	29,722	1.70 to 1.15	0.57	31.80 to 31.08
	2012	702	41.52 to 24.65	26,803	1.70 to 1.15	0.86	14.46 to 13.84
	2011	863	36.27 to 21.66	28,607	1.70 to 1.15	0.80	(0.01) to (0.56)
	2010	1,165	36.28 to 21.78	38,308	1.70 to 1.15	0.40	24.71 to 24.03
	2009	1,476	29.09 to 17.56	38,937	1.70 to 1.15	0.67	27.31 to 26.62

Total Bond Market Trust B Series NAV	2013	986	18.12 to 13.16	16,384	1.70 to 1.15	3.16	(3.56) to (4.07)
	2012	1,203	18.79 to 13.72	20,644	1.70 to 1.15	1.58	2.90 to 2.35
	2011	1,419	18.26 to 13.41	23,632	1.70 to 1.15	4.03	6.37 to 5.79
	2010	1,780	17.16 to 12.67	27,820	1.70 to 1.15	4.04	5.28 to 4.70
	2009	2,268	16.30 to 12.10	33,900	1.70 to 1.15	4.50	5.07 to 4.49

Total Return Trust Series NAV	2013	729	14.37 to 14.09	10,872	1.70 to 1.25	2.96	(3.21) to (3.64)
	2012	967	14.91 to 14.56	14,925	1.70 to 1.25	2.03	7.23 to 6.75
	2011	994	13.97 to 13.58	14,322	1.70 to 1.25	4.09	2.67 to 2.23
	2010	1,322	13.66 to 13.23	18,562	1.70 to 1.25	2.34	6.32 to 5.85
	2009	1,540	12.91 to 12.44	20,357	1.70 to 1.25	4.00	12.29 to 11.79

Total Stock Market Index Trust Series NAV	2013	1,057	23.18 to 20.56	22,048	1.70 to 1.25	1.42	31.79 to 31.20
	2012	1,234	17.67 to 15.60	19,573	1.70 to 1.25	1.50	14.13 to 13.62
	2011	1,492	15.55 to 13.67	20,787	1.70 to 1.25	1.17	(0.92) to (1.36)
	2010	1,921	15.77 to 13.79	27,087	1.70 to 1.25	1.32	15.80 to 15.28
	2009	2,400	13.68 to 11.91	29,222	1.70 to 1.25	1.55	27.34 to 26.76

24

John Hancock Life Insurance Company (U.S.A.) Separate Account Q

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

*

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

**

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

25

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
February 1, 2000	John Hancock Mutual Life Insurance Company	John Hancock Life Insurance Company*
January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC
January 1, 2010	John Hancock Variable Annuity Account H	John Hancock Life Insurance Company (U.S.A.) Separate Account Q

*	Effective January 1, 2010, John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) merged into John Hancock Life Insurance Company (U.S.A.) with the latter becoming the owner of all of JHLICO’s and JHVLICO’s assets.

*   *   *   *   *

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account Q. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(B) EXHIBITS:

1.	(a)	John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account H, dated April 8, 1996; incorporated herein by reference to the Registrant’s Registration Statement, filed with the Commission on July 18, 1996.

	(b)	John Hancock Life Insurance Company (U.S.A.) Board Resolutions dated September 28, 2009 accepting and renaming the separate account upon merger to John Hancock Life Insurance Company (U.S.A.) Separate Account Q - incorporated by reference to Exhibit (24)(B)(1)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

2.		Not Applicable.

3.	(a)	Distribution and Servicing Agreement dated February 17, 2009 - incorporated by reference to Exhibit (24)(b)(3)(ii) to Post—Effective Amendment No. 31 to Form N-4, File No. 333-70728, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement - incorporated by reference to Exhibit (24)(b)(3)(b) to Post-effective Amendment No. 7 to Form N-4 Registration Statement of John Hancock Life Insurance Company (File Nos. 333-84771) filed April 3, 2009.

4.	(a)	Reserved

	(b)	Reserved

	(c)	Form of deferred combination fixed and variable annuity contract, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

	(d)	Form of waiver of withdrawal charge rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

	(e)	Form of guaranteed retirement income benefit rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

	(f)	Form of death benefit enhancement rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

	(g)	Form of accumulated value enhancement rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

	(h)	Form of death benefit enhancement rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 this Registration Statement, File No. 333-81103, filed on January 9, 2003.

	(i)	Form of Guaranteed Retirement Income Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-81103, filed on January 9, 2003.

	(j)	Form of Highest Anniversary Value Death Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-81103, filed on January 9, 2003.

	(k)	Form of Flexible premium deferred variable annuity contract for Revolution Value II Variable Annuity, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-81103, filed on January 9, 2003.

	(l)	Form of Endorsement dated December 31, 2009 applicable to contracts, policies or certificates as a result of the merger of John Hancock Life Insurance Company into John Hancock Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit (24)(B)(4)(l) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

5.		Form of contract application, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

6.	(a)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(b)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984 – Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(c)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

	(d)	By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated December 2, 1992. - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(e)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated June 7, 2000. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(f)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated March 12, 1999. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(g)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

	(h)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(i)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

	(j)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

7.		Not Applicable.

8.		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Annuity Contracts between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York-incorporated by reference to Exhibit (24)(B)(8)(a) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

	(b)	(1) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this Exhibit have been omitted pursuant to an order granting Confidential Treatment granted by the SEC on March 28, 2014.]

(2) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this Exhibit have been omitted pursuant to an order granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(c)	(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(iii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(iv) Amended and Restated Participation Agreement among M Fund, Inc., M Fund Advisers, Inc., John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), and John Hancock Life Insurance Company of New York dated November 13, 2009 - incorporated by reference to Exhibit (24)(B)(8)(c)(iv) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

9.	(a)	Opinion and Consent of Counsel, incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement File No. 333-81103, filed on October 19, 2001.

	(b)	Opinion and Consent of Counsel - incorporated by reference to Exhibit 24(B)(9)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

10.	(a)	Form of Representation of counsel (included as part of its opinion filed as Exhibit 9(b) and incorporated herein by reference).

	(b)	Consent of Independent Registered Public Accounting Firm. [FILED HEREWITH]

	(c)	Powers of Attorney for: James R. Boyle; Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr.; and John G. Vrysen - incorporated by reference to Exhibit 24(B)(10)(c) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

	(d)	Powers of Attorney for Paul M. Connolly and Steven Finch, incorporated by reference to Exhibit 24(B)(10)(d) to this Registration Statement, File No. 333-164147, filed on May 2, 2012.

(e)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(B)(10)(e) to this Registration Statement, File No. 333-164147, filed on April 30, 2012.

(f)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(B)(10)(f) to this Registration Statement, File No. 333-164147, Filed on April 25, 2013.

(g)	Power of Attorney for Michael Doughty. [FILED HEREWITH]

11.	Not Applicable.

12.	Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 7, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Andrew G. Arnott*	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
William Ball	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Rick A. Carlson*	Vice President
Brian Collins†	Vice President
Paul M. Crowley	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 7, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jeffrey Packard***	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Christopher Sutherland†	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President
Henry Wong***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 7, 2014

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2013 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

ITEM 27. NUMBER OF CONTRACT OWNERS

Outstanding, as of March 31, 2014, were 5,859 qualified contracts and 4,861 nonqualified contracts of the series offered.

ITEM 28. INDEMNIFICATION

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch***, James C, Hoodlet***, George Revoir*, Alan Seghezzi***, and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02116

(c)	None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02110.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 28th day of April 2014.

Signature	Title

/s/ Craig Bromley Craig Bromley	Chairman and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

INDEX TO EXHIBITS

FORM N-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q

Exhibits
24(B)(10)(b)	Consent of Independent Registered Public Accounting Firm.

24(B)(10)(g)	Power of Attorney for Michael Doughty.